SECURITIES AND EXCHANGE COMMISSION










                        Washington, D.C.  20549

                               FORM 8-K


                           CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported)
                            August 4, 1997

                        SYQUEST TECHNOLOGY, INC.
    (Exact name of registrant as specified in its charter)

                              Delaware
            (State or other jurisdiction of incorporation)

               0-19674                      94-2793941
       (Commission File Number)(IRS Employer Identification No.)


      47071 Bayside Parkway, Fremont, California 94538
    (Address of principal executive offices) (Zip Code)


    Registrant's telephone number, including area code
                       (510) 226-4000


                            Not Applicable
    (Former name or former address, if changed since last report.)

                INFORMATION TO BE INCLUDED IN THE REPORT

    Item 5  Other Events

    Sale of Equity Securities Pursuant to Regulation D

            On or about August 4, 1997, pursuant to a series of Securities Purchase Agreements (collectively, the
    "Jayhawk Agreements"), Registrant issued and sold shares of its common stock and issued warrants to Jayhawk Investments, L.P. and Jayhawk Institutional
    Partners, L.P. (collectively, "Jayhawk") in the amounts set forth in the chart below:

                                        Amount      No. of
                              Date of   of          Common     No. of
    Name                      Agreement Investment  Shares     Warrants











    Jayhawk Investments, L.P.   8-4-97    2,750,000  1,086,420  2,750,000
    Jayhawk Institutional       8-4-97      750,000    296,296    750,000
    Partners, L.P.


                    The Jayhawk Agreements prohibit the sale by Jayhawk of the common stock purchased for a period of 11 months from August 5, 1997. A copy of one of the Jayhawk Agreements including the form of the warrant certificate issued, which is representative of the other (except for the amount of shares purchased, the number of warrant shares granted, and other differences noted in the chart above), is attached as
    Exhibit 10.1 to this Form 8-K and incorporated herein by this reference.

                    Warrants.  The exercise price (the
    "Exercise Price") of the warrants will be the greater of the arithmetical average of the closing sales price per share of common stock on the five consecutive trading days preceding the delivery of the Exercise
    Notice (as defined below) and 90% of such closing sale price on the day immediately prior to the delivery of the Exercise Notice, but in any event not greater than $3.0469. The warrants issued to Jayhawk are not exercisable until the lapse of a period ending on the sixty-fifth day after such Purchaser delivers a notice to Registrant designating an aggregate number of warrant shares to be purchased. Once such notice is given and the 65-day period has passed, Jayhawk may exercise warrant up to the number of shares designated in the 65-day notice by providing further notice to Registrant that Jayhawk is exercising the warrant (the
    "Exercise Notice").  The warrants expire on May 1,
    2004. The number of warrant shares available to Jayhawk will increase by 10% of the total warrant shares initially granted for each month (prorated daily for partial months), for every month after the warrant shares have been registered that Registrant fails to maintain such registration, provided
    Registrant is required to maintain such registration.
    Although shares of common stock have not been reserved for the exercise of the warrants, the warrants require the Registrant to use its best efforts to obtain shareholder approval of an increase in the Company's authorized common stock so that shares can be reserved.

                    Registration Rights.  The Jayhawk
    Agreements provide that if Registrant registers certain securities, Registrant will also be required to register the common stock and the shares of common stock into which the warrants are exercisable.
    Registrant anticipates that it will undertake to register those securities in connection with the registration of the securities described in the following section of this Report on Form 8-K captioned
    "Additional Sales of Equity Securities Pursuant to
    Regulation D."

    THE FOREGOING DESCRIPTION OF THE JAYHAWK AGREEMENTS
    AND THE WARRANT CERTIFICATES IS ONLY A BRIEF SUMMARY,
    DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN
    ITS ENTIRETY BY REFERENCE TO EXHIBIT 10.1 TO THIS
    REPORT ON FORM 8-K, WHICH IS INCORPORATED HEREIN BY
    THIS REFERENCE.

    Additional Sales of Equity Securities Pursuant to
    Regulation D

                    On or about September 3, 1997, pursuant to a series of Securities Purchase Agreements
    (collectively, the "Agreements" and individually, an "Agreement"), Registrant issued and sold certain shares of its Convertible Preferred Stock, Series
    5,(the "Preferred Shares"), at a price of $1000 per share, to the following entities (collectively, the "Purchasers" and individually, a "Purchaser") in the amounts set forth in the chart below:

                                                         No. of
                               Date of     Amount of   Preferred     No. of
    Name                       Agreement   Investment   Shares       Warrants

    Olympus Securities, Ltd.   5-3-97      4,125,000    4,125       2,887,500
    Nelson Partners            5-3-97      3,375,000    3,375       2,362,500
    RGL International          5-3-97      5,000,000    5,000       3,500,000
     Investors, LDC
    CC Investments, LDC        5-3-97      5,000,000    5,000       3,500,000
    Capital Ventures           5-3-97      2,500,000    2,500       1,750,000
     International


    All Agreements contain a provision limiting to 4.9% the amount of the Company's Common Stock the Purchaser may beneficially own.

                    The rights, preferences and privileges of the Preferred Shares, as summarized below, are set forth in the Certificate of Designations,Preferences and Rights of Convertible Preferred Stock, Series 5
    (the "Certificate"), filed with the Delaware Secretary of State on September 3, 1997. A copy of the Olympus Securities, Ltd. Agreement, hich is representative of all the other Agreements (except for the amount of preferred shares purchased, the number of warrant shares granted, and other differences noted in the chart above), is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by this reference.

                    Under each of the Agreements, the
    purchaser also acquired a warrant (a "Warrant") to










    purchase a number of shares (the "Warrant Shares") of Common Stock, pursuant to a Warrant Certificate (a
    "Warrant Certificate"), as set forth in chart, above.

                    Conversion; Registration.  Subject to
    certain conditions, the Preferred Shares are convertible into shares (the "Conversion Shares") of Registrant's Common Stock at any time at the option of the holder of the Preferred Shares. The conversion price is the greater of the arithmetical average of the closing sale prices of the Common Stock for each of the five consecutive trading days preceding the conversion or 90% of the closing sale price the day before the conversion, but in any event not greater than $3.125.

                    The Preferred Shares cannot be converted and the Warrants may not be exercised if such conversion or exercise would require stockholder approval under applicable Nasdaq National Market rules, if such action would result in the Purchaser acquiring more than 19.9% of the outstanding Common Stock as of the date of any Purchaser's respective Agreement, and if the price at which such Common Stock is acquired is considered to be below market. In such case, Registrant is required to use its best efforts to seek stockholder approval of the transaction so that the Purchaser can acquire greater than 19.9% of the outstanding Common Stock. Although the Company believes it currently has sufficient shares of common stock reserved or otherwise available for conversion of the Preferred Shares into common stock, if the Company is nevertheless unable to issue common stock to the Purchasers on conversion of the Preferred
    Shares, the Company would be required to pay any such Purchaser the stated value of $1,000 per Preferred
    Share sought to be converted, plus twenty percent.

                    Dividends. There are no dividends on the Preferred Shares.

                    Liquidation Preference.  The Preferred
    Shares have a liquidation preference as to distributions and payments on liquidation, dissolution or winding up of Registrant senior to Common Stock, senior to other capital stock if permitted by the terms of such other capital stock, in parity with such capital stock if permitted by the terms of such capital stock or, if not so permitted, junior to such capital stock, and senior to all series of any class of Registrant's capital stock to be issued in the future, except for capital stock which may be issued in the future to Beijing Legend Group, Ltd.

                    Non-Voting. The Preferred Stock is non-voting, except as required by law.











                    Warrants.  The exercise price (the
    "Exercise Price") of the Warrants will be the greater of the arithmetical average of the closing sales price per share of common stock on the five consecutive trading days preceding the delivery of the Exercise
    Notice (as defined below) and 90% of such closing sale price on the day immediately prior to the delivery of the Exercise Notice, but in any event not greater than $3.0469. The Warrants issued to the Purchasers are not exercisable until the lapse of a period ending on the sixty-fifth day after such Purchaser delivers a notice to Registrant designating an aggregate number of Warrant Shares to be purchased. Once such notice is given and the 65-day period has passed, a Purchaser may exercise its Warrant up to the number of shares designated in the 65-day notice by providing further notice to Registrant that the Purchaser is exercising the Warrant (the "Exercise Notice"). The Warrants expire on May 1, 2004. The number of Warrant Shares available to each Purchaser will increase by 6.67% of the total Warrant Shares initially granted for each month (prorated daily for partial months), the Registration Statement is not declared effective by December 3, 1997 (provided that such condition need not be satisfied if the Commission reviews the Registration Statement). The Purchasers are prohibited from exercising their warrants until December 3, 1997 (or until 30 days thereafter if the Commission reviews certain filings). Although shares of common stock have not been reserved for the exercise of the Warrants, the Agreements require the Company to use its best efforts to obtain shareholder approval of an increase in the Company's authorized
    Common Stock so that shares can be reserved. If shareholder approval of such an increase is not obtained and the Company otherwise has insufficient shares of Common Stock to issue upon the exercise of the Warrants, the Company is required to pay the difference between the exercise price and the market value for any Warrants any Purchaser attempted to exercise.

                    Registration Rights.  The Agreement
    provides that Registrant file a registration statement on Form S-3 (the "Registration Statement") covering resales of the Conversion Shares and the Warrant
    Shares (collectively, the "Converted Securities") and use its best efforts to have the Registration
    Statement declared effective not later than December
    3, 1997 (or 30 days thereafter, if the Commission reviews the Registration Statement), and to keep the Registration Statement effective until the earlier of
    (a) the second anniversary of the issuance of the Converted Securities, (b) such date as all of the Converted Securities shall have been sold by Purchaser or (c) such time as all of the Converted Securities held by Purchaser can be sold by Purchaser or any of its affiliates within a three month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 thereunder. A penalty of 1% per month (pro rated on a daily basis for partial months) of each Purchasers' Amount of Investment will be incurred for each month that the Registration Statement is not declared effective according to that time schedule.

                    The Agreement, the Warrant and related
    matters are also described in the press release attached hereto as Exhibit 99.1 and incorporated herein by this reference.

    THE FOREGOING DESCRIPTION OF THE AGREEMENTS, THE
    CERTIFICATE AND THE WARRANT CERTIFICATES IS ONLY A
    BRIEF SUMMARY, DOES NOT PURPORT TO BE COMPLETE AND IS
    QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBIT 10.1
    TO THIS REPORT ON FORM 8-K, WHICH IS INCORPORATED
    HEREIN BY THIS REFERENCE.

    Item 7  Financial Statements Information and
    Exhibits

    10.1    Securities Purchase Agreement dated August 4,
    1997, between Registrant and Jayhawk Investments,
    L.P., including as Annex A thereto the form of Warrant
    Certificate issued pursuant thereto, and as Annex B thereto the form of Delivery Letter.

    10.2 Securities Purchase Agreement dated September 3, 1997, between Registrant and Olympus Securities, Ltd., including as Exhibit A thereto the Certificate of Designations, Preferences and Rights of Convertible Preferred Stock, Series 5, as Exhibit B thereto the form of Warrant Certificate issued pursuant thereto, as Exhibit C thereto the form of Delivery Letter, and as Exhibit D thereto the form of conversion notice.

    99.1    Registrant's Press Release released September
    11, 1997.

                    Pursuant to the requirements of the
    Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                SYQUEST TECHNOLOGY, INC.

                       (Registrant)


    Dated:September 16, 1997        By /s/ Edwin L. Harper
                                           Edwin L. Harper,











                                            President and
                                            Chief Executive Officer


    Exhibit 10.1:


            SECURITIES PURCHASE AGREEMENT


                    This Securities Purchase Agreement (the
    "Agreement") dated August 4, 1997, is entered into by and between SyQuest Technology, Inc., a Delaware corporation (together with its successors, "SyQuest" or the "Company"), and Jayhawk Investments, L.P., a Delaware limited partnership ("Jayhawk").

                    Unless otherwise defined herein,
    capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation D
    (as now if effect or as hereafter amended, "Regulation
    D") under the Securities Act of 1933, as amended (the
    "Securities Act").

                    The parties hereto agree as follows:

      Purchase and Sale. In consideration of and upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth in this Agreement:

            Common Stock. SyQuest agrees to issue and sell to Jayhawk, and Jayhawk agrees to purchase from SyQuest, on the Closing Date specified in Section 2 hereof, Two Million-Seven Fifty Thousand Dollars
    ($2,750,000) of SyQuest's common stock at the August
    1, 1997, closing sale price of $2.53125 per share for a total of 1,086,420 shares of common stock (the
    "Common Stock").

            Warrant. In consideration of the purchase of the Common Stock by Jayhawk, SyQuest will issue to Jayhawk a warrant or warrants having the terms set forth in the warrant certificate attached hereto as Annex B (the "Warrant") to purchase up to 2,750,000 shares (subject to adjustment) of SyQuest's Common
    Stock, which, subject to the terms and conditions of this Agreement and the Warrant, will be freely tradable. The shares of Common Stock issuable pursuant to the Warrant are referred to herein as the "Warrant Shares."

            Converted Stock. The term "Converted Stock" shall apply to any common stock issued or to be issued to Jayhawk upon the exercise(s)of the Warrant.











            Closing Date.   Upon satisfaction or, if
    applicable, waiver of the conditions set forth in Sections 7 and 8 hereof, the delivery of the Common
    Stock referred to in Section 1(a) and the Warrant referred to in Section 1(b)(the "Closing") shall take place within three days of August 5, 1997, or at such other date and time as Jayhawk and SyQuest may agree
    (such date being referred to herein as the "Closing
    Date"), provided that the original certificates shall be delivered via Federal Express to Jayhawk at the address set forth in Section 13 hereof.

                    At the Closing, the following deliveries shall be made:

            Common Stock. SyQuest shall instruct its transfer agent to issue the Common Stock in the name of Jayhawk, against payment by Jayhawk of the purchase price specified in Section 1(a) hereof in immediately available funds to the following account:

    Account Name:  Bank of America,
    1850 Gateway Blvd., 4th Floor,
    Concord, California 94520,
    Account No. 1233456287, ABA No. 121000358.

            Warrant. SyQuest shall deliver the certificate representing the Warrant to Jayhawk. Such certificate shall be substantially in the form attached hereto as Annex A.

            Closing Documents. The closing documents required by Sections 7 and 8 shall be delivered to Jayhawk and SyQuest, respectively.

            Delivery Notice. An executed copy of the delivery notice in the form attached hereto as Annex B shall be delivered to Jayhawk.

                    The foregoing deliveries shall be deemed to occur simultaneously as part of a single transaction, and no delivery shall be deemed to have been made until all such deliveries have been made.

      Representations and Warranties of SyQuest. Except as disclosed in any report, form, schedule, statement or other document (collectively, "SEC Filings") filed by the Company prior to the date of this Agreement with the SEC under the 1933 Act or the Securities
    Exchange Act of 1934, as amended (the "1934 Act"), or as disclosed in the Schedule of Exceptions attached hereto, SyQuest hereby represents and warrants to Jayhawk on the date hereof and on the Closing
    Date, and on each Exercise Date (as defined in the Warrant Certificate) as follows:











            SyQuest has been duly incorporated and is validly existing in good standing under the laws of Delaware, or, after the Closing Date if another entity has succeeded SyQuest in accordance with the terms hereof, under the laws of one of the United States.

            The execution, delivery and performance of this Agreement and the Warrant Certificate by SyQuest have been duly authorized by all requisite corporate action and no further consent or authorization of SyQuest, its Board of Directors or its stockholders is required. This Agreement and the Warrant Certificate have been duly executed and delivered by SyQuest and, when duly authorized, executed and delivered by Jayhawk, will be valid and binding agreements enforceable against SyQuest in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

            SyQuest has full corporate power and authority necessary to execute and deliver this Agreement and the Warrant Certificate and to perform its obligations hereunder and thereunder.

            No consent, approval, authorization or order of any court, governmental agency or other body is required for execution and delivery by SyQuest of this Agreement and the Warrant Certificate or the performance by SyQuest of any of its obligations hereunder or thereunder, other than, with respect to any Exercise Date, any consent, approval, authorization or order which is received on or prior to such date.

            Neither the execution and delivery by SyQuest of this Agreement and the Warrant Certificate nor the performance by SyQuest of any of its obligations hereunder or thereunder:

      violates, conflicts with, results in a breach of, or constitutes a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Certificate of Incorporation or by-laws of SyQuest or any of its subsidiaries or any Certificate of Designation relating to any securities of SyQuest or any of its subsidiaries, (B) any decree, judgment, order, law, treaty, rule, regulation or determination of which SyQuest is aware (after due inquiry) of any court, governmental agency or body, or arbitrator having jurisdiction over SyQuest or any of its subsidiaries or any of their respective properties or assets, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which SyQuest or any of its subsidiaries is a party, by which SyQuest or any of its subsidiaries is bound, or to which any of the properties or assets of SyQuest or any of its subsidiaries is subject, (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which SyQuest or any of its subsidiaries is a party or (E) any rules of the National Association of Securities Dealers, Inc.
    applicable to SyQuest or the transactions contemplated hereby; or

      results in the creation or imposition of any lien, charge or encumbrance upon (A) any Common Stock, the Warrant or any Converted Stock or (B) any of the properties or assets of SyQuest or any of its subsidiaries.

            When issued to Jayhawk against payment therefor in accordance with the terms of this Agreement, the Common Stock:

      will have been duly and validly authorized, duly and validly issued, fully paid and non-assessable;

      will be free and clear of any security interests, liens, claims or other encumbrances (other than those resulting solely from actions by Jayhawk); and

      will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of SyQuest.

            Reserved.

            On the Closing Date, there is no pending or, to the best knowledge of SyQuest, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over SyQuest or any of its affiliates that would materially affect the execution by SyQuest of, or the performance by SyQuest of its obligations under, this Agreement or the Warrant Certificate, provided, however, that the representations and warranties contained in this Section 3(h) shall not apply to any action, threatened action, suit, proceeding or investigation initiated by Jayhawk.

            SyQuest has timely filed all filings with the United States Securities and Exchange Commission (the
    "SEC") under the Securities Act or under Section 13(a) or 15(d) of the Exchange Act (each, an "SEC Filing") required to be filed by SyQuest pursuant to such acts and no SEC Filing, or press release containing information material to the business of SyQuest as a whole, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

            Since the date of SyQuest's most recent SEC
    Filing, there has not been, and SyQuest is not aware of any, development that would require an amendment to SyQuest's Registration Statement on Form S-3
    (registration number 333-17119), as supplemented, in order to permit public offers and sales of shares of Common Stock thereunder.



            The offer and sale of the Common Stock, the Warrant and the Converted Stock to Jayhawk pursuant to this Agreement and the Warrant Certificate will, subject to compliance by Jayhawk with the applicable representations and warranties contained in Section 4 hereof and with the applicable covenants and agreements contained in Section 6 hereof, be made in accordance with the provisions and requirements of Regulation D and any applicable state law.

            Capitalization. As of August 1, 1997, the authorized capital stock of the Company consists of
    (i) 120,000,000 shares of Common Stock of which approximately 51.5 million shares were issued and outstanding, and (ii) 4,000,000 shares of Preferred
    Stock of which approximately 116,589 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. As of August 1, 1997, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof ("Certificate of










    Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "Bylaws").

                    3.A     Registration Provisions.

                            a.  If at any time or from time to
    time, SyQuest shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form
    S-1 or S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2, S-3 or S-18, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in registration statement covering the sale of Common Stock or Converted Stock, SyQuest will:

            promptly give to Jayhawk written notice thereof
    (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

            include in such registration, and in any underwriting involved therein, all Common Stock or Converted Stock specified in a written request or requests, made within 30 days after receipt of such written notice from SyQuest, by Jayhawk.

      Representations and Warranties of Jayhawk. Jayhawk hereby represents and warrants to SyQuest on the date hereof and on the Closing Date, and agrees with SyQuest, as follows:

            The execution, delivery and performance of this Agreement by Jayhawk have been duly authorized by all requisite corporate action and no further consent or authorization of Jayhawk, its Board of Directors or its stockholders is required. This Agreement has been duly executed and delivered by Jayhawk and, when duly authorized, executed and delivered by SyQuest, will be a valid and binding agreement enforceable against Jayhawk in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

            Jayhawk understands that no United States federal or state agency has passed on, reviewed or made any recommendation or endorsement of the Common
    Stock or the Warrant.











            In making the decision to purchase the Common
    Stock or the Warrant in accordance with this Agreement, Jayhawk has relied solely upon independent investigations made by it and not upon any representations made by SyQuest other than those made in this Agreement.

            Subject to Section 3A, Jayhawk understands that the Common Stock, the Warrant and the Converted Stock have not been registered under the Securities Act and may not be reoffered or resold other than pursuant to such registration or an available exemption therefrom.

            Investment Purpose. Jayhawk is purchasing the Common Stock and the Warrant for its own account for investment only and not with a view to, or for resale in connection with, the public sale or distribution thereof except pursuant to sales registered under the 1933 Act. Jayhawk is not purchasing the Common Stock or Warrant for the purpose of covering, and will not use any Common Stock, Warrant or Converted Stock
    (collectively, "Derivative Shares") to cover, any short sale position in the common stock. Jayhawk understands that it shall be a condition to the issuance of any Derivative Shares that the representations and warranties in this section 4 shall be true and complete with respect to the Warrant and such Derivative Shares.

            Accredited Investor Status.  Jayhawk is an
    "accredited investor" as that term is defined in Regulation D. Jayhawk is able to bear the economic risk of Jayhawk's investment hereunder.

            Reliance on Exemptions. Jayhawk understands that the Derivative Shares are being or will be offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that SyQuest is relying on the truth and accuracy of, and Jayhawk's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Jayhawk set forth herein in order to determine the availability of such exemptions and the eligibility of Jayhawk to acquire Derivative Shares.

            Sophistication. A principal executive officer or other representative of Jayhawk who is acting on behalf of Jayhawk in connection with the transactions contemplated hereby has such knowledge and experience in financial and business matters that such officer is capable of evaluating the merits and risks of the investment by Jayhawk contemplated by this Agreement and has the capacity to protect Jayhawk's interests.

            Information.  Jayhawk has been furnished with










    all materials and information relating to the business, management, properties, financial condition, operations, affairs and prospects of SyQuest and all materials and information relating to the offer and sale of the Derivative Shares, as have been requested by Jayhawk. Jayhawk has been afforded the opportunity to ask all questions of SyQuest that the Jayhawk considered appropriate or desirable to ask in connection with this Agreement and has received answers to such inquiries that Jayhawk considers satisfactory. Jayhawk understands that its investment in the Derivative Shares involves and will involve a high degree of risk. Jayhawk has sought such investment, accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to its acquisition of the Derivative Shares.

            Transfer or Resale.  Jayhawk understands that
    (i) except as otherwise provided in section 3.A, the Derivative Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) Jayhawk shall have delivered to SyQuest an opinion of counsel, reasonably satisfactory in form, scope and substance to SyQuest, to the effect that the securities to be sold,assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act ("Rule 144") may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither
    SyQuest nor any other person is under any obligation to register such securities (other than pursuant to section 3.A) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            Covenants of SyQuest. Except as set forth in the Schedule of Exceptions attached hereto, SyQuest covenants and agrees with Jayhawk as follows:

            For so long as any portion of the Warrant remains outstanding, SyQuest will use its best efforts to (i) maintain the eligibility of its common stock for quotation on NASDAQ or listing on a national securities exchange (as defined in the Exchange Act) and (ii) regain the eligibility of its common stock for quotation on NASDAQ in the event that the common stock is delisted by NASDAQ.

            SyQuest will (i) provide Jayhawk with an opportunity to review and comment on any public disclosure by SyQuest of information regarding this Agreement and the transactions contemplated hereby,
    (ii) promptly notify Jayhawk if there is any public disclosure by SyQuest of material information regarding SyQuest or its financial condition, prospects or results of operation and (iii) provide
    Jayhawk with copies of all SEC Filings.

            SyQuest will comply with the terms and
    conditions of the Warrant as set forth in the Warrant
    Certificate (as duly amended from time to time by the parties hereto).


      Covenants of Jayhawk. Jayhawk hereby covenants and agrees with SyQuest as follows:

            Neither Jayhawk nor any of its affiliates nor any person acting on its or their behalf will (i) at any time offer, transfer or sell any Common Stock,the
    Warrant or any Converted Stock other than pursuant to registration under the Securities Act or pursuant to an available exemption therefrom, or (ii) prior to July 4, 1998, offer, transfer or sell any Common
    Stock, the Warrant or any Converted Stock.

                    6A.     Legend.  Jayhawk understands that
    the certificates or other instruments representing the Common Stock, the Warrant and, until such time as the Derivative Shares shall have been sold pursuant to a registration under the 1933 Act as contemplated by this Agreement or an exemption therefrom, the stock certificates representing the Derivative Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE
    HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
    1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND
    MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR
    ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
    STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT
    OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES
    LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT










    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144
    UNDER SAID ACT.

    The legend set forth above shall be removed and SyQuest shall issue a certificate without such legend to any holder of Derivative Shares if, unless otherwise required by state securities laws, (a) the same are sold pursuant to an effective registration statement under the 1933 Act, or (b) in connection with a sale transaction, such holder provides SyQuest with an opinion of counsel, in form, substance and scope reasonably acceptable to SyQuest, to the effect that a public sale, assignment or transfer thereof may be lawfully effected without registration under the 1933 Act, or (c) such holder provides SyQuest with assurances reasonably satisfactory to SyQuest that the same may be publicly sold pursuant to Rule 144 without restriction.

      Conditions Precedent to Jayhawk's Obligations. The obligations of Jayhawk hereunder are subject to the performance by SyQuest of its obligations hereunder and to the satisfaction of the following additional conditions precedent, unless expressly waived in writing by Jayhawk:

            On the Closing Date and on each Exercise Date
    (as defined in the Warrant Certificate), (i)to the extent provided in Section 3 hereof, the representations and warranties made by SyQuest in this Agreement shall be true and correct, and (ii) SyQuest shall have complied fully with all the covenants and agreements in this Agreement and the Warrant
    Certificate; and Jayhawk shall have received on each such date a certificate of the Chief Executive Officer and the Chief Financial Officer of SyQuest dated such date and to such effect.

            On the Closing Date and on each Exercise Date,
    SyQuest shall have delivered to Jayhawk an opinion of counsel reasonably satisfactory to Jayhawk, dated the date of delivery, confirming in substance the matters covered in paragraphs (a), (b), (c), (d), (e), (f), and (h) of Section 3 hereof; provided, however, that no such opinion delivered in respect of any Exercise
    Date shall be required to cover the matters set forth in paragraph (h) of Section 3 hereof.

            Reserved.

            On the Closing Date, SyQuest shall have
    delivered to Jayhawk the opinion of counsel reasonably satisfactory to Jayhawk, dated the Closing Date, to the effect that the offer and sale of the Common Stock and the Warrant hereunder do not require registration under the Securities Act.

                    As used herein the term "Business Day"
    means any day on which banks in the City of New York are open for business.

      Conditions Precedent to SyQuest's Obligations. The obligations of SyQuest hereunder are subject to the performance by Jayhawk of its obligations hereunder and to the satisfaction of the following additional conditions precedent, unless expressly waived in writing by SyQuest:

            On the Closing Date and on each Exercise Date
    (as defined in the Warrant Certificate), (i) the representations and warranties made by Jayhawk in this Agreement shall be true and correct, and (ii) Jayhawk shall have complied fully with all the covenants and agreements in this Agreement and the Warrant
    Certificate; and SyQuest shall have received on each such date a certificate of an appropriate officer of Jayhawk dated such date and to such effect.

      Fees and Expenses. SyQuest agrees to pay Jayhawk's reasonable legal fees and costs actually incurred incident to the preparation of this Agreement and related documents up to $5,000.00 upon presentation of evidence reasonably satisfactory to SyQuest that such fees and costs were actually incurred.

      Non-Performance.

                    If, on the date hereof, or otherwise when required, SyQuest shall fail to deliver the Common
    Stock, the Warrant or Converted Stock to Jayhawk for any reason other than the failure of any condition precedent to SyQuest's obligations hereunder or the failure by Jayhawk to comply with its obligations hereunder, then SyQuest shall:

      hold Jayhawk harmless against any loss, claim or damage (including without limitation, incidental and consequential damages) arising from or as a result of such failure by SyQuest; and reimburse Jayhawk for all of its reasonable out-of-pocket expenses, including fees and disbursements of its counsel, incurred by Jayhawk in connection with this Agreement and the Warrant and the transactions contemplated herein and therein;

    provided, however, that SyQuest shall then be under no further liability to Jayhawk except as provided in the Warrant Certificate, this Section 10 and Section 11 hereof.











    Indemnification.

            Indemnification of Jayhawk. SyQuest hereby agrees to indemnify Jayhawk and each of its officers, directors, employees, agents and affiliates and each person that controls (within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) any of the foregoing persons (each a "Jayhawk Indemnified Party") against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reasonable legal fees) (a "Proceeding"), that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

      any untrue or alleged untrue statement of a material fact by SyQuest or any of its affiliates or any person acting on its or their behalf or omission or alleged omission to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not mis-leading by SyQuest or any of its affiliates or any person acting on its or their behalf ;

      any of the representations or warranties made by SyQuest herein being untrue or incorrect; and

      any breach or non-performance by SyQuest of any of its covenants, agreements or obligations under this Agreement and the Warrant Certificate;

    and SyQuest hereby agrees to reimburse each Jayhawk
    Indemnified Party for any reasonable legal or other expenses incurred by such Jayhawk Indemnified Party in investigating or defending any such Proceeding;
    provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence or wilful misconduct of Jayhawk in connection therewith.

            Indemnification of SyQuest. Jayhawk hereby agrees to indemnify SyQuest and each of its officers, directors, employees, agents and affiliates and each person that controls (within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) any of the foregoing persons (each a "SyQuest
    Indemnified Party") against any Proceeding, that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

      any untrue or alleged untrue statement of a material fact by Jayhawk or any of its affiliates or any person acting on its or their behalf or omission or alleged omission to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not mis-leading by Jayhawk or any of its affiliates or any person acting on its or their behalf:

      any of the representations or warranties made by Jayhawk herein being untrue or incorrect; and

      any breach or non-performance by Jayhawk of any of its covenants, agreements or obligations under this Agreement and the Warrant Certificate;

            and Jayhawk hereby agrees to reimburse each SyQuest Indemnified Party for any reasonable legal or other expenses incurred by such SyQuest Indemnified
    Party in investigating or defending any such Proceeding; provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence or wilful misconduct of SyQuest in connection therewith.

            Conduct of Claims.

      Whenever a claim for indemnification shall arise under this Section, the party seeking indemnification
    (the "Indemnified Party"), shall notify the party from whom such indemnification is sought (the "Indemnifying
    Party") in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail;

      Upon delivery of such notice, such Indemnified Party shall have a duty to take all reasonable steps to mitigate any losses, liabilities, costs, charges and expenses relating to any such Proceeding;

      Such Indemnifying Party shall have the right to retain the counsel of its choice in connection with such Proceeding and to participate at its own expense in the defense of any such Proceeding; provided, however, that counsel to the Indemnifying Party shall not (except with the consent of the relevant
    Indemnified Party) also be counsel to such Indemnified
    Party. In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel
    (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and

      No Indemnifying Party shall, without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

      Survival of the Representations, Warranties, etc.
    The respective representations, warranties, and agreements made herein by or on behalf of the parties hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of and payment for the Common Stock, the Warrant and any Converted Stock issuable hereunder.

      Notices. All communications hereunder shall be in writing, and if sent to Jayhawk, shall be delivered by hand, sent by registered mail or transmitted and confirmed by facsimile to Jayhawk at:

                            Jayhawk Invesments, L.P.
                            8201 Mission Road, Suite 110
                            Prairie Village, Kansas 66208

                            Attention: Kent McCarthy

                            Telephone: 913-642-2611
                            Facsimile: 913-642-8661

                            with a copy to:

                            Gardner, Carton & Douglas
                            321 N. Clark Street, Suite 3400
                            Chicago, Illinois 60610-4795

                            Attention:  Fred White, Esq.

                            Telephone: 312-245-8476
                            Facsimile: 312-644-3381

            if sent to SyQuest, shall be delivered by hand, sent by registered mail or transmitted and confirmed by facsimile to SyQuest at:

                            SyQuest Technology, Inc.
                            47071 Bayside Parkway










                            Fremont, CA  94538
                            Attention:  Chief Financial Officer
                            Telephone:      (510) 226-4000
                            Facsimile:      (510) 226-4114

                            with a copy to:

                            Shartsis, Friese & Ginsburg LLP
                            One Maritime Plaza, 18th Floor
                            San Francisco, CA  94111
                            Attention:  Steven O. Gasser
                            Telephone:      (415) 421-6500
                            Facsimile:      (415) 421-2922

      Miscellaneous

            This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

            This Agreement and the Warrant shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns and, with respect to Section 11 hereof, their respective officers, directors, employees, agents, affiliates and controlling persons, and no other person shall have any right or obligation hereunder. SyQuest may not assign this Agreement or the Warrant Certificate.

            This Agreement and the Warrant Certificate shall be governed by, and construed in accordance with, the internal laws of the State of California, and each of the parties hereto hereby submits to the non-exclusive jurisdiction of any State or Federal court in the City of San Francisco and State of California and any court hearing any appeal therefrom, over any suit, action or proceeding against it arising out of or based upon this Agreement and the Warrant (a "Related
    Proceeding"). Each of the parties hereto hereby waives any objection to any Related Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

            The provisions of this Agreement and the Warrant Certificate are severable, and if any clause or provision hereof shall be held invalid, illegal or unenforceable in whole or in part, such invalidity or unenforceability shall not in any manner affect any other clause or provision of this Agreement or the Warrant Certificate.











            The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

            This Agreement (including the Warrant)
    constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement and the Warrant and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder or under the terms of the warrant and term sheets between such parties.

            The term "affiliate" is used herein as defined in Rule 144(a)(1) under the Securities Act.

      Time of Essence. Time shall be of the essence in this Agreement and the Warrant.


                    IN WITNESS WHEREOF, the parties hereto
    have duly executed and delivered this Agreement, all as of the day and year first above written.

                                    SYQUEST TECHNOLOGY, INC.

                                    By:
                                    Name:
                                    Title:

                                    JAYHAWK INVESTMENTS, L.P.

                                    By:
                                    Name:
                                    Title:


    SCHEDULE OF EXCEPTIONS

            Regarding section 3.h, Iomega Corporation recently filed a lawsuit against SyQuest alleging both patent and trademark infringement.

            Regarding section 3.l, the number of shares of common stock issuable on conversion of SyQuest's outstanding (a) 7% Cumulative Convertible Preferred
    Stock, Series 1, (b) 5% Cumulative Convertible
    Preferred Stock, Series 3, and (c) 5% Cumulative
    Convertible Preferred Stock, Series 4, may vary based on the average closing prices of the Common Stock for the five days preceding conversion. In addition, as of August 1, 1997, there are: (i) stock options and other commitments to employees to issue approximately
    9.0 million shares of SyQuest's common stock; (ii)










    warrants for the issuance of approximately 43.1 million shares of SyQuest's common stock; and (iii) other commitments (principally for preferred stock dividends) to issue approximately 300,000 shares of SyQuest's common stock.


            ANNEX A

            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED
    UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
    APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE
    BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED
    FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE
    OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN
    OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE
    REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION
    IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE
    SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144
    UNDER SAID ACT.


    Warrant No.

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that ______________
    ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on May 1, 2004 (the "Termination Date") to purchase shares of common stock, par value $.0001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer").  This
    Warrant entitles the holder to purchase from the Issuer up to _____________ Warrant Shares (as defined below), subject to adjustment, at a per share Exercise
    Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, based upon an Exchange Rate (as defined below) of one-for-one, subject to adjustment pursuant to paragraph 10.

            NOTWITHSTANDING ANY OTHER TERM IN THIS WARRANT
    TO THE CONTRARY, THIS WARRANT SHALL NOT BE EXERCISABLE
    UNTIL SUCH TIME AS ISSUER AMENDS ITS CERTIFICATE OF
    INCORPORATION TO INCREASE THE NUMBER OF SHARES OF ITS
    AUTHORIZED COMMON STOCK
    TO 240,000,000.

            This Warrant was issued on August 4, 1997 (the










    "Closing Date"), pursuant to the Securities Purchase
    Agreement dated August 4, 1997 (the "Purchase
    Agreement-
    "), between the Issuer and Holder, and is subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein have the meanings respectively ascribed to them in the Purchase
    Agreement. A copy of the Purchase Agreement may be obtained by the registered holder hereof upon written request to the Issuer.

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed $3.0469.  If the value of the Common
    Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration
    Association, and such arbitration shall proceed in San
    Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant. The Exercise Price multiplied by the Exercise Amount (as defined below) at any Exercise
    Date (as defined below) is referred to as a "Warrant
    Purchase Price".

            The number of Warrant Shares for which this Warrant may be exercised will increase by 10% of the then available Warrant Shares for each month (prorated daily for partial months) for every month after the Warrant Shares shall have been registered that Issuer fails to maintain such registration, provided that Issuer is otherwise required to maintain such registration.

            This Warrant shall have the following additional terms:

    This Warrant is not exercisable until the lapse of a










    period ending on the 65th day (the "Notice Period") after the holder delivers a notice (a "65 Day Notice") to the Issuer designating an aggregate number of Warrant Shares (the "Exercisable Number"). A 65 Day
    Notice may be given at any time after the Closing
    Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining Warrant
    Shares upon delivery of one or more 65 Day Notices increasing the Exercisable Number after a further
    Notice Period. From time to time following the Notice
    Period, this Warrant may be exercised on any Business
    Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercisable Number. To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant Shares in respect of which this Warrant is then exercised
    (the "Exercise Amount") and tender the applicable
    Warrant Purchase Price. This Warrant shall be exercisable only in the minimum amount of 10,000
    Warrant Shares and integral multiples of 10,000
    Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business
    Day" means any day on which banks in the State of California are open for business.

    On the Business Day following an Exercise Date (an
    "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise
    Notice a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise
    Date.

    If on such Issue Date the number of Warrant Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant
    Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant










    Shares so delivered.

    The Issuer shall not be required to issue fractional
    Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented.
    If any fraction of a Warrant Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal
    Market, as the case may be) on the day immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph
    10); provided that if at the time that the Exercise
    Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer.
    If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American
    Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    Only after Issuer has amended its Certificate of Incorporation to increase the number of shares of its authorized Common Stock to 240,000,000, and for so long as this Warrant has not been exercised in full or the Termination Date has not occured, Issuer shall reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
    Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common Stock and any other
    Capital Stock (as defined below) then so issuable. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant
    Shares exceeds the authorized number of shares of Common Stock or other securities after Issuer has amended its Certificate of Incorporation to increase the number of shares of its authorized Common Stock to 240,000,000, the Issuer shall promptly take all actions necessary to increase the authorized number of its Common Stock, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common
    Stock.

    By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant
    Shares except in compliance with the Purchase
    Agreement and this Warrant.

    By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of the Purchase
    Agreement and this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, an Exercise
    Notice or elect the form of consideration pursuant to paragraph 10 only with respect to the Warrant Shares subject to such holder's portion of this Warrant, and, for purposes of paragraph 10(c), the calculation of the Black-Scholes Warrant Value shall be made by the registered holder(s) of a majority in interest of this Warrant.

    The Issuer will pay all documentary stamp taxes (if any) attributable to the issuance of Warrant Shares upon the exercise of this Warrant by the registered holder hereof; provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.











    In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the lost, stolen or destroyed
    Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    The number of shares of Common Stock (and other
    Capital Stock (as defined below) or property) (as adjusted from time to time, the "Exchange Rate") issuable upon the exercise of this Warrant and the terms and conditions of this Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows:

    If the Issuer:

    subdivides its outstanding shares of Common Stock into a greater number of shares;

    combines its outstanding shares of Common Stock into a smaller number of shares; or

                    3.      issues by reclassification of its
    Common Stock any shares of its Capital Stock;

                    then the Exchange Rate in effect
    immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise of this Warrant in respect of each Warrant Share the number of shares of Common Stock or other Capital Stock of the Issuer that such holder would have received immediately following such action if such holder had so exercised this Warrant immediately prior to such action.

                    As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

                    Such adjustment shall become effective
    simultaneously with the effective date of any subdivision, combination or reclassification.

                    If, after an adjustment, the registered










    holder hereof would receive upon exercise shares of two or more classes of Capital Stock of the Issuer, the Exchange Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of Capital Stock as is contemplated hereby with respect to the Common Stock, on terms comparable to those applicable to Common
    Stock hereunder.

    Whenever any of the actions described in this paragraph 10 are to be taken, the Issuer shall provide the notices required by paragraph 11 hereof.

    (A) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or sell, transfer or lease all or substantially all its assets to, or sell a majority of its securities generally entitled to vote for the election of directors of the Issuer ("Voting
    Securities") to, any person, unless, and (B) if any person consummates a tender offer for the purchase of at least a majority of the Voting Securities (any of which transactions described in clauses (A) and (B), a "Transaction"), then, at the election of the registered holder hereof (or if such holder does not notify the Issuer of such election within twenty days after being notified of the Transaction, at the election of the Issuer), on the effective date of such Transaction (the "Transaction Date") and as a condition to the consummation of any Transaction described in clause (A), either:

    the Issuer shall have redeemed this Warrant by paying to such holder, upon surrender of this Warrant, a cash payment equal to the Black-Scholes value of the unexercised portion of this Warrant from the effective date of the Transaction until the Warrant Expiration
    Date (the "Black-Scholes Warrant Value"), computed as of such Transaction Date; or

    a. such person shall expressly assume in writing all of the obligations of the Issuer under the Purchase Agreement and hereunder and deliver notice thereof to the registered holder hereof; and

    upon consummation of such Transaction, this Warrant shall automatically become exercisable for the common stock of the acquiror (without regard to the form of acquisition consideration) with similar terms and at an exercise price that would result in a Black-Scholes
    Warrant Value of this Warrant computed immediately after the Transaction equal to the Black-Scholes
    Warrant Value of this Warrant computed immediately before the Transaction.

                    For purposes of this paragraph 10(c), the










    factors to be used in the calculation of the Black-
    Scholes Warrant Value are as follows:

                    Stock Price: the last sales price of the Common Stock reported by Bloomberg on the last Trading
    Day prior to the Transaction Date (the "Last Trading
    Day")

                    Time To Expiration: the number of Trading
    Days between the Last Trading Day and the Termination
    Date

                    Exercise Price: Exercise Price

                    Volatility: volatility shown by Bloomberg for the past 260 days at close on the Last Trading
    Day, unless the Time to Expiration is less than 260
    Trading Days, in which case the volatility shown by Bloomberg at close on the Last Trading Day for the number of Trading Days from the Last Trading Day to the Termination
    Date
                    Risk-Free Interest Rate: closing yield as of the Last Trading Day as quoted in the Wall Street
    Journal for U.S. Treasury bond with a maturity date closest to the Termination Date

                    Number of Shares
                    Outstanding: total number of shares of
    Common Stock outstanding as of the Last Trading Day

                    Exercisable
                    Common Stock: the number of shares of
    Common Stock exercisable under this Warrant as of the Transaction Date

                    The Black-Scholes Warrant Value will be
    calculated using the factors shown above. A preliminary calculation of the Black-Scholes Warrant
    Value, and, if applicable, the exercise price contemplated by paragraph 10(c)2(b) hereof,(using then-current values for each factor) will be delivered by Holder to the Issuer not later than the tenth day after it receives notice of a Transaction by the Issuer.

    The Issuer, in turn, will respond within five days with any comments or questions and reach agreement with Holder on the preliminary factors. On the Transaction Date, Holder, in consultation with the Issuer, will calculate the final Black-Scholes Warrant
    Value using the then-current values for each factor;
    such calculation will be used to compute the values called for in paragraph 10(c). It shall be a condition to any Transaction that the consideration provided for herein shall be paid in full, in the case of cash, or delivered, in the case of a warrant, all in accordance with the terms hereof, immediately prior to the consummation of the Transaction. As used herein, the term "Trading Day" means any day on which the Issuer's Common Stock is quoted on the NNM or, if applicable, other national securities exchange. If the factors shown above can not be determined because the Issuer's Common Stock is not listed on any national securities exchange or because Bloomberg does not report the factors shown above, then the Issuer and the holder of this Warrant shall agree on an alternative calculation to satisfy the requirements of this paragraph 10(c).

    After an adjustment to the Exchange Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exchange Rate as so adjusted.

    Upon the issuance of any stock dividend or distribution of Common Stock pro rata to all holders of Common Stock, the Exchange Rate shall be adjusted so that the registered holder hereof on the record date for such distribution shall be entitled to receive such dividend or distribution on the same terms as the holders of Common Stock upon exercise hereof.

    Except as provided in the following paragraph, upon any adjustment of the Exchange Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within fifteen days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial
    Officer setting forth the Exchange Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the registered holder hereof at its address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid.
    Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph
    11.

    In case:

    the Issuer shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common
    Stock or of any other subscription rights or warrants;
    or











    of any proposal for a consolidation or merger to which the Issuer is a party, the sale or transfer of all or substantially all of the assets of the Issuer, or any reclassification or change of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common Stock; or

    of the voluntary or involuntary dissolution, liquidation or winding up of the Issuer; or

    the Issuer proposes to take any action that would require an adjustment of the Exchange Rate pursuant to paragraph 10;

            then the Issuer shall cause to be given to the registered holder hereof at its address appearing on the Warrant Register (as defined below), at least twenty days (or ten days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating
    (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

    The Issuer shall serve as warrant agent (the "Warrant
    Agent") under this Agreement. The Warrant Agent hereunder shall at all times maintain a register (the
    "Warrant Register") of the holders of Warrants. Upon thirty days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new
    Warrant Agent shall be a corporation doing business and in good standing under the laws of the United
    States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant
    Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed, but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

            Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant
    Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph
    12 or (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant
    Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant
    Register.


            This Warrant shall not be valid unless signed by the Issuer.


            IN WITNESS WHEREOF, SyQuest Technology, Inc. has caused this Warrant to be signed by its duly authorized officer.

    Dated:  August 4, 1997

                                                    SYQUEST
    TECHNOLOGY, INC.

                                       By:

                                       _______________________
                                        Name:
                                        Title:


            FORM OF EXERCISE NOTICE











            (To Be Executed Upon Exercise of the Warrant)

                            [DATE]

    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538
    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in the Warrant) and herewith tenders $_____________ by certified or official bank check to the order of SyQuest Technology, Inc. as payment for such Warrant Shares in accordance with the terms of the Warrant and the Purchase Agreement (as defined in the Warrant).

                    In accordance with the attached Warrant, the undersigned requests that certificates for such Warrant Shares be registered in the name of and delivered to the undersigned at the following address:

            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached
    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant
    Shares to be delivered in connection with this exercise.]



                                            NAME OF REGISTERED
    HOLDER
                                                    [ADDRESS]

                                            By:

            _____________________________
                                            Name:










                                            Title:


                                                       ANNEX B



    VIA FACSIMILE





                    Re:     Stock Purchase Agreement (the
    "Agreement") dated _______________, 1997, and related documents

    Ladies and Gentlemen:

                    Attached please find one copy of the (i) the Warrant Certificate, (ii) the Securities Purchase Agreement, and (iii) the Officers' Certificate. We have the executed originals of the foregoing documents. Upon our confirmation of the payment by the _____ to SyQuest of the $____________ purchase price on the Closing Date, we will instruct our transfer agent to issue the Common Stock as set forth in the Securities Purchase Agreement and we will send the executed originals by overnight courier to the following address:


                    Capitalized terms not otherwise defined in this letter shall have the meanings ascribed in such terms in the Securities Purchase Agreement.

    Very truly yours,

    SyQuest Technology, Inc.



    By
    Name:           Thomas C. Tokos
    Title:          Vice President, General Counsel
                    and Secretary

    Exhibit 10.2:

            SECURITIES PURCHASE AGREEMENT


                    This Securities Purchase Agreement (the
    "Agreement") dated September 3, 1997, is entered into by and between SyQuest Technology, Inc., a Delaware corporation (together with its successors, "SyQuest"),










    and Olympus Securities, Ltd., a Bermuda corporation
    ("Investor").

                    Unless otherwise defined herein,
    capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation D
    (as now if effect or as hereafter amended, "Regulation
    D") under the Securities Act of 1933, as amended (the
    "1933 Act").

                    The parties hereto agree as follows:

      Purchase and Sale. In consideration of and upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth in this Agreement:

            Convertible Preferred Stock. SyQuest agrees to issue and sell to Investor, and Investor agrees to purchase from SyQuest, on the Closing Date specified in Section
    2 hereof, 4,125 shares of SyQuest's Convertible
    Preferred Stock, Series 5, stated value $1,000 per share (the "Preferred Shares"), having the terms and conditions set forth in the Certificate of Designation which is attached hereto as Exhibit A, at a purchase price per share of $1,000, for an aggregate purchase price of $4,125,000 (the "Purchase Price").

            Warrant. In consideration of the purchase of the Preferred Shares by Investor, SyQuest will issue to Investor on the Closing Date specified in Section 2 hereof, a warrant or warrants having the terms set forth in the warrant certificate attached hereto as Exhibit B (the "Warrant") to purchase up to 2,887,500 shares (subject to adjustment) of SyQuest's Common
    Stock, par value $.0001 per share (the "Common
    Stock"). The shares of Common Stock issuable pursuant to the Warrant are referred to herein as the "Warrant
    Shares."

            Converted Stock. The term "Converted Stock" shall apply to any Common Stock issued or to be issued upon conversion of the Preferred Shares pursuant to the terms of this Agreement and the Certificate of Designation or upon the exercises of the Warrant.

            Closing Date.   Upon satisfaction or, if
    applicable, waiver of the conditions set forth in Sections 7 and 8 hereof, the delivery of the Preferred
    Shares referred to in Section 1(a) and the Warrant referred to in Section 1(b) (the "Closing") shall take place initially via facsimile at 2:00 p.m. (Pacific
    Daylight Time) on September 4, 1997, or at such other date and time as Investor and SyQuest may agree (such date and time being referred to herein as the "Closing Date"), provided that the original certificates shall be delivered via Federal Express to Investor at the address set forth in Section 13 hereof.

                    At the Closing, the following deliveries shall be made:

            Preferred Shares. SyQuest shall deliver the certificate representing the Preferred Shares, duly registered on the books of SyQuest in the name of Investor, against payment by Investor by wire transfer of the purchase price specified in Section 1(a) hereof in immediately available funds to the following account:

    Account Name:
    Bank of America,
    1850 Gateway Blvd.
    4th Floor, Concord, California 94520
    Account No. 1233456287, ABA No. 121000358.

            Warrant. SyQuest shall deliver the certificate representing the Warrant to Investor. Such certificate shall be substantially in the form attached hereto as Exhibit B.

            Closing Documents. The closing documents required by Sections 7 and 8 shall be delivered to Investor and SyQuest, respectively.

            Delivery Notice. An executed copy of the delivery notice in the form attached hereto as Exhibit
    C shall be delivered to Investor.

            The foregoing deliveries shall be deemed to occur simultaneously as part of a single transaction, and no delivery shall be deemed to have been made until all such deliveries have been made.

            Representations and Warranties of SyQuest.
    Except as disclosed in any report, form, schedule, statement or other document (collectively, "SEC
    Filings") filed by the Company prior to the Closing with the SEC under the 1933 Act or the Securities
    Exchange Act of 1934, as amended (the "1934 Act"), or as disclosed in the Schedule of Exceptions attached hereto, SyQuest hereby represents and warrants to Investor on the date hereof and on the Closing Date, on the date any Preferred Share is converted (each a "Conversion Date") and on each Exercise Date (as defined in the Warrant) as follows:

            SyQuest has been duly incorporated and is validly existing in good standing under the laws of State of Delaware, or, after the Closing Date if another entity has succeeded SyQuest in accordance with the terms hereof, under the laws of a state of the United States.

            The execution, delivery and performance of this Agreement (including the issuance of the Preferred
    Shares) and the Warrant by SyQuest have been duly authorized by all requisite corporate action and no further consent or authorization of SyQuest, its Board of Directors or its stockholders is required. This
    Agreement and the Warrant have been duly executed and delivered by SyQuest and, when duly authorized, executed and delivered by Investor, will be valid and binding agreements, enforceable against SyQuest in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

            SyQuest has full corporate power and authority necessary to execute and deliver this Agreement and the Warrant and to perform its obligations hereunder
    (including the issuance of the Preferred Shares) and thereunder.

            No consent, approval, authorization or order of any court, governmental agency or other body is required for execution and delivery by SyQuest of this Agreement and the Warrant or the performance by SyQuest of any of its obligations hereunder (including the issuance of the Preferred Shares) or thereunder, other than, with respect to any Exercise Date, any consent, approval, authorization or order which is received on or prior to such date.

            Neither the execution and delivery by SyQuest of this Agreement and the Warrant nor the performance by SyQuest of any of its obligations hereunder or thereunder:

      violates, conflicts with, results in a breach of, or constitutes a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Certificate of Incorporation or by-laws of SyQuest or any of its subsidiaries or any Certificate of Designation relating to any securities of SyQuest or any of its subsidiaries, (B) any decree, judgment, order, law, treaty, rule, regulation or determination of which SyQuest is aware (after due inquiry) of any court, governmental agency or body, or arbitrator having jurisdiction over SyQuest or any of its subsidiaries or any of their respective properties or assets, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which SyQuest or any of its subsidiaries is a party, by which SyQuest or any of its subsidiaries is bound, or to which any of the properties or assets of SyQuest or any of its subsidiaries is subject, (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which SyQuest or any of its subsidiaries is a party or (E) any rules of the National Association of Securities Dealers, Inc.
    applicable to SyQuest or the transactions contemplated hereby; or

      results in the creation or imposition of any lien, charge or encumbrance upon (A) any Preferred Share, the Warrant or any Converted Stock or (B) any of the properties or assets of SyQuest or any of its subsidiaries.

            SyQuest has validly reserved  a total of 30,000
    shares of its Convertible Preferred Stock, Series 5 for issuance pursuant to the terms hereof. SyQuest's board of directors will recommend at its 1997 Special
    Meeting of stockholders an amendment to SyQuest's
    Certificate of Incorporation (the "Amendment") that would increase the number of shares of Common Stock authorized for issuance to 240,000,000, and if the Amendment is approved SyQuest intends to reserve for issuance to Investor the maximum number of shares of Common Stock that may be issuable from time to time upon conversion of the Preferred Shares and exercise of the Warrant. When issued to Investor against payment therefor in accordance with the terms of this Agreement, the Certificate of Designation or the Warrant, each share of Preferred Stock and Converted
    Stock:

      will have been duly and validly authorized, duly and validly issued, fully paid and nonassessable;

      will be free and clear of any security interests, liens, claims or other encumbrances (other than those resulting solely from actions by Investor); and

      will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of SyQuest.

            Reserved.

            On the Closing Date, there is no pending or, to the best knowledge of SyQuest, threatened action, suit, proceeding or investigation before any court, governmental agency, self regulatory agency, or body, or arbitrator having jurisdiction over SyQuest or any of its affiliates that would materially affect the execution by SyQuest of, or the performance by SyQuest of its obligations under, this Agreement or the Warrant, provided, however, that the representations and warranties contained in this Section
    3.h shall not apply to any action, threatened action, suit, proceeding or investigation initiated by Investor.

            SyQuest has timely filed all filings with the United States Securities and Exchange Commission (the
    "SEC") under the 1933 Act or under Section 13(a) or 15(d) of the 1934 Act (each, an "SEC Filing")required to be filed by SyQuest pursuant to such Acts, and no SEC Filing, or press release containing information material to the business of SyQuest as a whole, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

            Since the date of SyQuest's most recent SEC
    Filing, there has not been, and SyQuest is not aware of any development that would require an amendment to SyQuest's Registration Statement on Form S-3
    (registration number 333-28225) in order to permit public offers and sales of shares of Common Stock thereunder.

            The offer and sale of the Preferred Shares, the Warrant and the Converted Stock to Investor will, subject to compliance by Investor with the applicable representations and warranties contained in Section 4 hereof and with the applicable covenants and agreements contained in Section 6 hereof, be made in accordance with the provisions and requirements of Regulation D and any applicable state law, provided, however, that the representations and warranties contained in this Section 3.k shall not be required to be given in respect of any Exercise Date if the provisions of Section 3A hereof are applicable and SyQuest is in full compliance therewith and Investor is permitted to resell the Common Stock thereunder.

            Capitalization. As of August 22, 1997, the authorized capital stock of the Company consisted of
    (i) 120,000,000 shares of Common Stock of which approximately 55.5 million shares were issued and outstanding, and (ii) 4,000,000 shares of Preferred
    Stock of which approximately 379,500 shares were issued and outstanding. All such shares of Common
    Stock are, and all shares which may be issued pursuant to stock options, warrants or other convertible rights will be, when issued and paid for in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereof. There are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever granted or issued by the Company and relating to, or securities or rights granted or issued by the Company and convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. There are no outstanding debt securities issued by the Company.
    There are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except this Agreement). The
    Company has furnished to Investor true and correct copies of the Certificate of Incorporation and the Company's By-laws, as in effect on the date hereof
    (the "Bylaws").

                    3A.     Registration Provisions.

                    a.       SyQuest shall, as promptly as
    practicable hereafter and at its own expense, file a registration statement (the "Registration Statement") under the 1933 Act covering the sale or resale of the maximum number of shares of Common Stock then issuable upon conversion of the Preferred Shares and exercise of the Warrant (each a "Covered Security"), shall use its best efforts to cause such Registration Statement to be declared effective not later than 90 days from the Closing Date (or 120 days from the Closing Date if the SEC reviews such Registration Statement) and shall amend such Registration Statement from time to time upon the request of Investor if the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrant is greater than the number of shares of Common Stock registered pursuant to such Registration Statement, unless an amendment is not required for the registration and sale of such securities under such Registration Statement pursuant to Rule 416 or any other rule under the 1933 Act; provided that Investor shall have provided such information and cooperation in connection therewith as SyQuest may reasonably request. A penalty of one percent (1%) of the Purchase Price per month (prorated daily for partial months) shall be imposed for each month that the Registration Statement shall not be declared effective as provided in this section 3A.a.

                    b.      SyQuest will use its best efforts
    to: (i) keep such registration effective until the earlier of (A) the second anniversary of the issuance of each Covered Security, (B) such date as all of the










    Covered Securities shall have been sold by Investor or
    (C) such time as all of the Covered Securities held by Investor can be sold by Investor or any of its affiliates within a three-month period without compliance with the registration requirements of the 1933 Act pursuant to Rule 144 under the 1933 Act
    ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registration
    Statement and the prospectus used in connection with the Registration Statement (as so amended and supplemented from time to time, the "Prospectus") as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Covered Securities by Investor or any of its affiliates; (iii) furnish such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as Investor from time to time may reasonably request;
    (iv) cause all Covered Securities that are Common
    Stock to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by SyQuest are then listed or quoted; (v) provide a transfer agent and registrar for all Covered Securities and a CUSIP number for all Covered Securities; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of SyQuest and otherwise use its best efforts to obtain and maintain requisite blue sky clearance in
    (A) all jurisdictions in which any of the Covered
    Securities are originally sold and (B) all other states specified in writing by Investor, provided, however, that as to this clause (B), SyQuest shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

                    c.      SyQuest shall furnish to Investor
    upon request a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Covered
    Securities by Investor or any of its affiliates pursuant to the Registration Statement.

                    d.      With a view to making available to
    Investor and its affiliates the benefits of Rule 144 and Form S-3 under the 1933 Act, SyQuest covenants and agrees to: (i) make and keep available adequate current public information (within the meaning of Rule 144(c)) concerning SyQuest, until the earlier of (A) the second anniversary of the issuance of each Covered Security or (B) such date as all of the Covered
    Securities shall have been resold by Investor or any of its affiliates; (ii) maintain its status as a Reporting Issuer and file with the SEC in a timely manner all reports and other documents required of SyQuest for use of Form S-3; and (iii) furnish to Investor upon request, as long as Investor owns any Covered Securities, (A) a written statement by SyQuest that it has complied with the reporting requirements of the 1933 Act and the 1934 Act, (B) a copy of the most recent annual or quarterly report of SyQuest, and
    (C) such other information as may be reasonably requested in order to avail Investor and its affiliates of Rule 144 or Form S-3 with respect to such Covered Securities.

                    e.      Notwithstanding anything else in
    this Section 3A, if, at any time during which a Prospectus is required to be delivered in connection with the sale of any Covered Securities, SyQuest determines in good faith that a development has occurred or a condition exists as a result of which the Registration Statement or the Prospectus contains a material misstatement or omission, SyQuest will immediately notify Investor thereof by telephone and in writing. Upon receipt of such notification, Investor and its affiliates will immediately suspend all offers and sales of any Covered Securities pursuant to the Registration Statement. In such event, SyQuest will amend or supplement the Registration Statement as promptly as practicable and will take such other steps as may be required to permit sales of the Covered Securities thereunder by Investor and its affiliates in accordance with applicable federal and state securities laws. SyQuest will promptly notify Investor after it has determined in good faith that such sales have become permissible in such manner and will promptly deliver copies of the Registration Statement and the Prospectus (as so amended or supplemented) to Investor in accordance with paragraph (b) of this Section 3A.
    Notwithstanding the foregoing, (A) under no circumstances shall SyQuest be entitled to exercise its right to suspend sales of any Covered Securities pursuant to the Registration Statement more than two times in any twelve-month period, (B) the period during which such sales may be suspended (each a "Blackout Period") shall not exceed thirty days and
    (C) no Blackout Period may commence less than thirty days after the end of the preceding Blackout Period.

                    Upon the commencement of a Blackout Period pursuant to this Section 3A, Investor will immediately notify SyQuest of any contracts to sell any Covered Securities (each a "Sales Contract") that Investor or any of its affiliates has entered into prior to the commencement of such Blackout Period and that would require delivery of such Covered Securities during such Blackout Period, which notice will contain the aggregate sale price and volume of Covered Securities pursuant to such Sales Contract. Upon receipt of such notice, SyQuest will immediately notify Investor of its election either (i) to terminate the Blackout
    Period and, as promptly as practicable, amend or supplement the Registration Statement or the Prospectus in order to correct the material misstatement or omission and deliver to Investor copies of such amended or supplemented Registration
    Statement and Prospectus in accordance with paragraph
    (b) of this Section 3A or (ii)to continue the Blackout
    Period in accordance with this paragraph. If SyQuest elects to continue the Blackout Period, and Investor or any of its affiliates is therefore unable to consummate the sale of Covered Securities pursuant to the Sales Contract (such unsold Covered Securities being hereinafter referred to herein as the "Unsold
    Securities"), SyQuest will promptly indemnify each Investor Indemnified Party (as such term is defined in Section 11.a below) against any Proceeding (as such term is defined in Section 11.a below) that each Investor Indemnified Party may incur arising out of or in connection with Investor's breach or alleged breach of any such Sales Contract, and SyQuest shall reimburse each Investor Indemnified Party for any reasonable costs or expenses (including reasonable legal fees) incurred by such party in investigating or defending any such Proceeding (collectively, the "Indemnification Amount"); provided, however, that each Investor Indemnified Party shall take all actions reasonably necessary or appropriate to mitigate such Indemnification Amount; and

    provided further, however, that the Indemnification
    Amount shall be reduced by an amount equal to the number of Unsold Securities multiplied by the difference between (x) the actual per share price received by Investor or any of its affiliates upon the sale of the Unsold Securities (if such sale occurs within three Trading Days of the end of the Blackout
    Period) or the closing sale price of the Common Stock on the NASDAQ National Market ("NASDAQ") or other national securities exchange on which the Common Stock is then listed on the third Trading Day after the end of the Blackout Period (if the Unsold Securities are not sold by Investor or any of its affiliates within three Trading Days of the end of the Blackout Period), and (y) the per share sale price for the Unsold
    Securities provided in the Sales Contract. As used herein, the term "Trading Day" means any day on which SyQuest's Common Stock is quoted on NASDAQ or, if applicable, other national securities exchange.

                    f.      From the date hereof through a
    period of ninety (90)days following the date that the Registration Statement is first declared effective, SyQuest shall not register any securities other than securities issued in connection with (1) the sale of up to $20,000,000 of Preferred Shares and corresponding warrants on substantially the same terms as provided in this Agreement (including the Preferred
    Shares and Warrant sold pursuant to this Agreement),
    (2) the sale of up to an additional $5,000,000 of (i) Preferred Shares and warrants on substantially the same terms as provided in this Agreement, (ii)
    Common Stock plus warrants issued in connection therewith, or (iii) any combination of the securities described in section 3A.f(2)(i) and 3A.f(2)(ii) hereof, (3) any exchange of indebtedness of SyQuest for shares of stock of SyQuest, (4) any provision of services or sale of goods to SyQuest, (5) any stock option plan, stock purchase plan, stock bonus plan or other plan for the benefit of employees, officers or directors of SyQuest, (6) the exercise of any rights, warrants or options heretofore granted or issued by SyQuest for the acquisition of any securities, (7) transactions disclosed in the Schedule of Exceptions, or (8) any transaction not involving the receipt of new consideration by SyQuest for securities hereafter issued by SyQuest.


      Representations and Warranties of Investor.
    Investor hereby represents and warrants to SyQuest on the date hereof and on the Closing Date, and agrees with SyQuest, as follows:

            The execution, delivery and performance of this Agreement by Investor have been duly authorized by all requisite corporate action and no further consent or authorization of Investor, its Board of Directors or its stockholders is required. This Agreement has been duly executed and delivered by Investor and, when duly authorized, executed and delivered by SyQuest, will be a valid and binding agreement, enforceable against Investor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

            Investor understands that no United States federal or state agency has passed on, reviewed or made any recommendation or endorsement of the Preferred Shares or the Warrant.

            In making the decision to purchase the Preferred
    Shares or the Warrant in accordance with this Agreement, Investor has relied solely upon independent investigations made by it and not upon any representations made by SyQuest other than those made in this Agreement.











            Subject to Section 3A hereof, Investor
    understands that the Preferred Shares, the Warrant and the Converted Stock have not been registered under the 1933 Act and may not be re-offered or resold other than pursuant to such registration or an available exemption therefrom.

            Investment Purpose. Investor is purchasing the Preferred Shares and the Warrant for its own account for investment only and not with a view to, or for resale in connection with, the public sale or distribution thereof except pursuant to sales registered under the 1933 Act. Investor is not purchasing the Preferred Shares or Warrant for the purpose of covering, and will not use any Conversion
    Shares, Dividend Shares or Warrant Shares
    (collectively, "Derivative Shares") to cover, any short sale position in the Common Stock. Investor understands that it shall be a condition to the issuance of any Derivative Shares that the representations and warranties in this section 4 shall be true and complete with respect to the Warrant and such Derivative Shares.

            Accredited Investor Status.  Investor is an
    "accredited investor" as that term is defined in Regulation D. Investor is able to bear the economic risk of Investor's investment hereunder.

            Reliance on Exemptions. Investor understands that the Preferred Shares, the Warrant and the Derivative Shares are being or will be offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that SyQuest is relying on the truth and accuracy of, and Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the availability of such exemptions and the eligibility of Investor to acquire Preferred Shares, the Warrant and Derivative
    Shares.

            Sophistication. A principal executive officer of Investor, or Investor's agent, who is acting on behalf of Investor in connection with the transactions contemplated hereby has such knowledge and experience in financial and business matters that such officer is capable of evaluating the merits and risks of the investment by Investor contemplated by this Agreement and has the capacity to protect Investor's interests.

            Information. Investor has been furnished with all materials and information relating to the business, management, properties, financial condition, operations, affairs and prospects of SyQuest and all materials and information relating to the offer and sale of the Preferred Shares, the Warrant and the Derivative Shares, as have been requested by Investor.
    Investor has been afforded the opportunity to ask all questions of SyQuest that Investor considered appropriate or desirable to ask in connection with this Agreement and has received answers to such inquiries that Investor considers satisfactory.
    Investor understands that its investment in the Preferred Shares, the Warrant and Derivative Shares involves and will involve a high degree of risk.
    Investor has sought such investment, accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to its acquisition of Preferred Shares, the Warrant and the Derivative Shares.

            Transfer or Resale.  Investor understands that
    (i)
    except as otherwise provided in section 3A hereof, the Preferred Shares, the Warrant and the Derivative
    Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) Investor shall have delivered to SyQuest an opinion of counsel, reasonably satisfactory in form, scope and substance to SyQuest, to the effect that the securities to be so offered, sold, assigned or transferred may be so offered, sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act
    ("Rule 144") may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933
    Act or the rules and regulations of the SEC thereunder; and (iii) neither SyQuest nor any other person is under any obligation to register such securities (other than pursuant to section 3A hereof) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            Covenants of SyQuest. Except as set forth in the Schedule of Exceptions attached hereto, SyQuest covenants and agrees with Investor as follows:

            For so long as any of the Preferred Shares or any portion of the Warrant remains outstanding, SyQuest will use its best efforts to (i) maintain the eligibility of the Common Stock for quotation on










    NASDAQ or listing on a national securities exchange
    (as defined in the 1934 Act) and (ii) regain the eligibility of the Common Stock for quotation on NASDAQ in the event that the Common Stock is delisted by NASDAQ.

            SyQuest will (i) provide Investor with an opportunity to review and comment on any public disclosure by SyQuest of information regarding this Agreement and the transactions contemplated hereby,
    (ii) promptly notify Investor if there is any public disclosure by SyQuest of material information regarding SyQuest or its financial condition, prospects or results of operation and (iii) provide
    Investor with copies of all SEC Filings.

            If the Amendment is not approved on or prior to 90 days from the Closing Date (or 120 from the Closing
    Date if the Securities and Exchange Commission reviews the proxy filing relative to the 1997 Special
    Meeting), and Investor seeks to convert any Preferred
    Shares or exercise the Warrant and SyQuest is unable to deliver the Converted Stock, then within three months of delivery of the applicable Conversion Notice
    (as defined in the Certificate of Designation) or Exercise Notice (as defined in the Warrant), as the case may be, SyQuest must make a cash payment in lieu of delivering the Converted Stock equal to the market value of the Common Stock issuable pursuant to such Conversion Notice or Exercise Notice calculated by using (i) the closing price on NASDAQ as reported by Bloomberg, L.P. on the date of delivery of the Conversion Notice or Exercise Notice, or (ii) if
    NASDAQ is not then the principal trading market for the Common Stock, the closing price on the principal trading market for the Common Stock at that time (the
    "Principal Market"), as reported by
    Bloomberg L.P. on the date of delivery of the Conversion Notice or Exercise Notice, or (iii) if
    NASDAQ is not then the principal trading market for the Common Stock and there is no Principal Market, the market value as determined in good faith by the Board of Directors of SyQuest, in each such case plus fifteen percent per annum interest for the period from the date of delivery of the Conversion Notice or Exercise Notice to the date the amount is paid in full. If SyQuest is required to make payments to Investor pursuant to this Section 5.c because of a failure to deliver Converted Stock, the provisions of
    Section 10 hereof shall not apply to such failure to deliver Converted Stock. If the value of the Common
    Stock is to be determined by the Board of Directors of SyQuest and Investor disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at any other place approved in writing by SyQuest and Investor.

            SyQuest will comply with the terms and
    conditions of the Preferred Shares and of the Warrant as set forth in the Warrant (as duly amended from time to time by the parties hereto).

            From and after such time, if ever, as the Amendment is approved and becomes effective and for so long thereafter as any of the Preferred Shares or any portion of the Warrant remains outstanding, SyQuest shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for issuance upon conversion of such Preferred Shares or exercise of such Warrant, the maximum number of shares of Converted Stock then so issuable. If at any time the number of authorized but unissued shares of Common
    Stock is not sufficient to effect the conversion of all the outstanding Preferred Shares and the exercise of the Warrant for all the Warrant Shares issuable thereunder, SyQuest shall use its best efforts to increase its number of authorized shares of Common
    Stock to such number of shares as shall be sufficient to effect such conversion and exercise, including causing the SyQuest Board of Directors to call a meeting of stockholders and recommend such increase, and after obtaining any such approval SyQuest shall reserve for issuance to Investor the number of shares of Common Stock required to effect such conversion and exercise. At the 1997 Special Meeting of SyQuest's stockholders, SyQuest will recommend to its stockholders that they adopt the Amendment, and SyQuest shall use its best efforts to obtain stockholder approval of the Amendment.

            As soon as such information is available (but in no event later than the date of filing of SyQuest's annual report on Form 10-K for the fiscal year ending September 30, 1997), SyQuest shall deliver to Investor a written notice stating the number of outstanding shares of Common Stock as of the Closing Date.

            If the Amendment is approved by SyQuest's stockholders, SyQuest will cause the Common Stock issuable pursuant to conversion of the Preferred
    Shares and exercise of the Warrant to be duly listed and admitted for trading on NASDAQ or, if NASDAQ is not then the principal trading market for the Common
    Stock, on a national securities exchange (as defined in the 1934 Act).

      Covenants of Investor.  Investor hereby covenants










    and agrees with SyQuest, as follows:

            Neither Investor nor any of its affiliates nor any person acting on its or their behalf will at any time offer or sell any Preferred Shares, the Warrant or any Converted Stock other than pursuant to registration under the 1933 Act or pursuant to an available exemption therefrom.

            Investor will agree not to convert its Preferred Stock for a maximum period of sixty days following a successful public offering of the Common Stock in excess of $25,000,000 in a single transaction, if all other convertible security holders are bound by the same restriction.

            Investor will not at any time prior to the earlier of 90 days from the Closing Date (or 120 from the Closing Date if the Securities and Exchange
    Commission reviews the proxy filing relative to the 1997 Special Meeting), or SyQuest's 1997 Special
    Stockholders Meeting exercise the Warrant. Investor agrees that attempted exercise of the Warrant prior to the earlier of 90 days from the Closing Date (or
    120 from the Closing Date if the Securities and Exchange Commission reviews the proxy filing relative to the 1997 Special Meeting), or SyQuest's 1997
    Special Stockholders meeting shall be null and void, and (1) SyQuest shall be under no obligation to issue any Warrant Shares, and (2) Investor shall not be entitled to any damages or other relief resulting from not receiving such Warrant Shares.

            Investor will not offer, sell or otherwise transfer any Converted Stock prior to January 10, 1998. Investor agrees that any attempted sale or transfer shall be null and void, that SyQuest will have no obligation whatsoever to assist Investor complete any such offer, sale or other transfer of Converted Stock, and that Investor shall not be entitled to any damages or other relief resulting from SyQuest's action (or inaction) in connection with any such offer, sale or other transfer.

            Investor shall use a form of notice in
    substantially the same form as attached hereto as Exhibit D in order to convert its Preferred Shares and to provide notice of such conversion to SyQuest.

                    6A.     Legend.  Investor understands that
    the certificates or other instruments representing the Preferred Shares, the Warrant and, until such time as the Derivative Shares shall have been sold pursuant to a registration under the 1933 Act as contemplated by this Agreement, the stock certificates representing the Derivative Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE
    HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
    1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND
    MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR
    ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
    STATEMENT FOR THE SECURITIES UNDER SAID ACT AND
    APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF
    COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY
    ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT
    REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES
    LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID
    ACT.

    The legend set forth above shall be removed and SyQuest shall issue a certificate without such legend to any holder of Preferred Shares, the Warrant or Derivative Shares if, unless otherwise required by state securities laws, (a) the same are sold pursuant to an effective registration statement under the 1933
    Act, or (b) in connection with a sale transaction, such holder provides SyQuest with an opinion of counsel, in form, substance and scope reasonably acceptable to SyQuest, to the effect that a public sale, assignment or transfer thereof may be lawfully effected without registration under the 1933
    Act, or (c) such holder provides SyQuest with assurances reasonably satisfactory to SyQuest that the same may be publicly sold pursuant to Rule 144 without restriction.

      Conditions Precedent to Investor's Obligations. The obligations of Investor hereunder are subject to the performance by SyQuest of its obligations hereunder and to the satisfaction of the following additional conditions precedent, unless expressly waived in writing by Investor:

            On the Closing Date, on each Conversion Date and on each Exercise Date (as defined in the Warrant), (i) to the extent provided in Section 3 hereof, the representations and warranties made by SyQuest in this Agreement shall be true and correct, and (ii) SyQuest shall have complied fully with all the covenants and agreements in this Agreement and the Warrant; and Investor shall have received on each such date a certificate of the Chief Executive Officer and the Chief Financial Officer of SyQuest dated such date and to such effect.

            On the Closing Date, SyQuest shall have
    delivered to Investor an opinion of counsel reasonably










    satisfactory to Investor, dated the date of delivery, confirming in substance the matters covered in paragraphs a, b, c, d, e, f and h of Section 3 hereof.

            Prior to the Closing, the Certificate of Designation will have been accepted for filing with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law.

            On the Closing Date, SyQuest shall have
    delivered to Investor the opinion of counsel reasonably satisfactory to Investor, dated the Closing
    Date, to the effect that the offer and sale of the Preferred Shares and the Warrant hereunder do not require registration under the 1933
    Act.

                    As used herein the term "Business Day"
    means any day on which banks in the City of New York are open for business.

      Conditions Precedent to SyQuest's Obligations. The obligations of SyQuest hereunder are subject to the performance by Investor of its obligations hereunder and to the satisfaction of the additional conditions precedent, unless expressly waived in writing by SyQuest, that on the Closing Date and on each Exercise
    Date (as defined in the Warrant), (i) the representations and warranties made by Investor in this Agreement shall be true, complete and correct, except for those which only speak to a specific date or time, (ii) Investor shall have complied fully with all the covenants and agreements in this Agreement and the Warrant, and (iii) SyQuest shall have received on each such date a certificate of an appropriate officer or agent of Investor dated such date and to such effect.

      Fees and Expenses. SyQuest agrees to pay Investor's reasonable legal fees and costs actually incurred incident to the preparation of this Agreement and related documents up to $5,000 upon presentation of evidence reasonably satisfactory to SyQuest that such fees and costs were actually incurred.

      Non-Performance.

                    If, on the date hereof, on the Closing
    Date, on any Conversion Date or on any Exercise Date, SyQuest shall fail to deliver the Warrant, Preferred
    Shares or Converted Stock to Investor required to be delivered pursuant to this Agreement for any reason other than the failure of any condition precedent to SyQuest's obligations hereunder, the failure by the stockholders of SyQuest to approve or adopt the Amendment or the failure by Investor to comply with its obligations hereunder, then SyQuest shall:

      hold Investor harmless against any loss, claim or damage (including without limitation, incidental and consequential damages) arising from or as a result of such failure by SyQuest; and

      reimburse Investor for all of its reasonable out-of-pocket expenses, including fees and disbursements of its counsel, incurred by Investor in connection with this Agreement and the Warrant and the transactions contemplated herein and therein;

    provided, however, that SyQuest shall then be under no further liability to Investor except as provided in the Warrant, this Section 10 and Section 11 hereof.

      Indemnification.

            Indemnification of Investor. SyQuest hereby agrees to indemnify Investor and each of its officers, directors, employees, agents and affiliates and each person that controls (within the meaning of Section 20 of the 1934 Act) any of the foregoing persons (each an "Investor Indemnified Party") against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reasonable legal fees) (a "Proceeding"), that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

      any untrue or alleged untrue statement of a material fact by SyQuest or any of its affiliates or any person acting on its or their behalf or omission or alleged omission to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading by SyQuest or any of its affiliates or any person acting on its or their behalf;

      any of the representations or warranties made by SyQuest herein being untrue or incorrect; and

      any breach or non-performance by SyQuest of any of its covenants, agreements or obligations under this Agreement and the Warrant;

    and SyQuest hereby agrees to reimburse each Investor
    Indemnified Party for any reasonable legal or other expenses incurred by such Investor Indemnified Party in investigating or defending any such Proceeding;
    provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence or wilful misconduct of Investor in connection therewith.











            Indemnification of SyQuest. Investor hereby agrees to indemnify SyQuest and each of its officers, directors, employees, agents and affiliates and each person that controls (within the meaning of Section 20 of the 1934 Act) any of the foregoing persons (each a "SyQuest Indemnified Party") against any Proceeding, that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

      any untrue or alleged untrue statement of a material fact by Investor or any of its affiliates or any person acting on its or their behalf or omission or alleged omission to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading by Investor or any of its affiliates or any person acting on its or their behalf:

      any of the representations or warranties made by Investor herein being untrue or incorrect; and

      any breach or non-performance by Investor of any of its covenants, agreements or obligations under this Agreement and the Warrant;

            and Investor hereby agrees to reimburse each SyQuest Indemnified Party for any reasonable legal or other expenses incurred by such SyQuest Indemnified
    Party in investigating or defending any such Proceeding; provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of or is based upon the gross negligence or wilful misconduct of SyQuest in connection therewith.

            Conduct of Claims.

      Whenever a claim for indemnification shall arise under this Section 11, the party seeking indemnification (the "Indemnified Party"), shall notify the party from whom such indemnification is sought (the "Indemnifying Party") in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail;

      Upon delivery of such notice, such Indemnified Party shall have a duty to take all reasonable steps to mitigate any losses, liabilities, costs, charges and expenses relating to any such Proceeding;

      Such Indemnifying Party shall have the right to retain counsel of its choice in connection with such Proceeding and to participate at its own expense in the defense of any such Proceeding; provided, however, that counsel for the Indemnifying Party shall not










    (except with the consent of the relevant Indemnified
    Party) also be counsel to such Indemnified Party. In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances;
    and

      No Indemnifying Party shall, without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 11 unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement constituting an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

      Survival of the Representations, Warranties, etc.
    The respective representations, warranties, and agreements made herein by or on behalf of the parties hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or controlled by or under common control with, such party and will survive delivery of and payment for the Preferred Shares, the Warrant and any Converted Stock issuable hereunder.


      Notices. All communications hereunder shall be in writing, and if sent to Investor, shall be delivered by hand, sent by registered mail or transmitted and confirmed by facsimile to Investor at:

                            Olympus Securities, Ltd.
                            c/o Leeds Management Services
                            129 Front Street
                            Hamilton HM12
                            Bermuda
                            Attn: Anne Dupuy

                            Telephone: 441-295-8617
                            Facsimile: 441-292-2239











                            with a copy to:

                            Citadel Investment Group, L.L.C.
                            225 West Washington Street
                            Chicago, Illinois 60606
                            Attention:  Kenneth C. Griffin
                                            Kenneth A. Simpler

                            Telephone: 312-696-6125
                            Facsimile: 312-368-4347

                            with a copy to:


                            Katten Muchin & Zavis
                            525 West Monroe Street, Suite 1600
                            Chicago, IL  60661-3693
                            Attention:  Robert J. Brantman

                            Telephone:      312-902-5289
                            Facsimile:  312-902-1061

    //


            if sent to SyQuest, shall be delivered by hand, sent by registered mail or transmitted and confirmed by facsimile to SyQuest at:

                            SyQuest Technology, Inc.
                            47071 Bayside Parkway
                            Fremont, CA  94538
                            Attention:  Chief Financial Officer
                            Telephone:      (510) 226-4000
                            Facsimile:      (510) 226-4114

                            with a copy to:

                            Shartsis, Friese & Ginsburg LLP
                            One Maritime Plaza, 18th Floor
                            San Francisco, CA  94111
                            Attention:  Steven O. Gasser
                            Telephone:      (415) 421-6500
                            Facsimile:      (415) 421-2922

      Miscellaneous

            This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

            This Agreement and the Warrant shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns and, with respect to Section 11 hereof, their respective officers, directors, employees, agents, affiliates and controlling persons, and no other person shall have any right or obligation hereunder. SyQuest may not assign this Agreement or the Warrant.

            This Agreement and the Warrant shall be governed by, and construed in accordance with, the internal laws of the State of California, and each of the parties hereto hereby submits to the non-exclusive jurisdiction of any Federal court in the Northern District of California or appropriate State court in California and any court hearing any appeal therefrom, over any suit, action or proceeding against it arising out of or based upon this Agreement and the Warrant (a "Related Proceeding"). Each of the parties hereto hereby waives any objection to any Related Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

            The provisions of this Agreement and the Warrant are severable, and if any clause or provision hereof shall be held invalid, illegal or unenforceable as a whole or in part, such invalidity or unenforceability shall not in any manner affect any other clause or provision of this Agreement or the Warrant.

            The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

            This Agreement (including the Warrant and the terms and conditions of the Certificate of Designations relating to the Preferred Shares) constitutes the entire agreement and supersedes all prior agreements and understandings, written or oral, between the parties hereto with respect to the subject matter of this Agreement and the Warrant and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder or under the terms of the Warrant and term sheets between such parties.

            The term "affiliate" is used herein as defined in Rule 144(a)(1) under the 1933 Act.

            Notwithstanding any provision of the Certificate of Designations to the contrary, the Company may hereafter authorize additional or other capital stock for issuance to Beijing Legend Group Ltd. and its affiliates that is senior, equal or junior to the Preferred Shares, in respect of the preferences as to dividends and distributions and payments on the liquidation, dissolution and winding up of the Company, provided that any such preference shall not exceed Beijing Legend Group Ltd.'s investment in
    SyQuest.

            Notwithstanding anything to the contrary in the Certificate of Designations or the Warrant, in no event shall any holder of Preferred Shares or the Warrant hereunder be entitled to convert its Preferred
    Shares or exercise its Warrant if, after giving effect to such conversion or exercise, the number of shares of Common Stock beneficially owned by such holder and all other persons whose holdings would be aggregated with such holder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the 1934 Act, and the regulations thereunder, including, without limitation, any person serving as an adviser to such holder (collectively, the "Related Persons"), would exceed four and nine-tenths percent of the outstanding shares of Common
    Stock. Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrant shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose.

      Time of Essence. Time shall be of the essence in this Agreement and the Warrant.

    //


                    IN WITNESS WHEREOF, the parties hereto
    have duly executed and delivered this Agreement, all as of the day and year first above written.


                                            SYQUEST TECHNOLOGY, INC.

                                            By:

                                            Name:
                                            Title:

                                            OLYMPUS SECURITIES, LTD.



                                            By:

                                            Name:
                                            Title:




    SCHEDULE OF EXCEPTIONS












            Regarding sections 3.b, 3.c, 3.d, 3.e and 3.f, the Company will not have sufficient shares of Common
    Stock available to issue upon conversion of the Preferred Shares and exercise of the Warrant until such time, if ever, as the Amendment is approved by the Company's shareholders and becomes effective.

            Regarding section 3.h, Iomega Corporation recently filed a lawsuit against SyQuest alleging both patent and trademark infringement.

            Regarding section 3.l, the number of shares of Common Stock issuable on conversion of SyQuest's outstanding (a) 5% Cumulative Convertible Preferred
    Stock, Series 3, and (b) 5% Cumulative Convertible
    Preferred Stock, Series 4, may vary based on the average closing prices of the Common Stock for the five days preceding conversion. In addition, as of August 22, 1997, there are: (i) stock options and other commitments to employees to issue approximately
    4.5 million shares of SyQuest's Common Stock; (ii) warrants for the issuance of approximately 43 million shares of SyQuest's Common Stock; and (iii) other commitments (principally for preferred stock dividends) to issue approximately 400,000 shares of SyQuest's Common Stock. In connection with the foregoing, SyQuest has granted or committed to grant certain registration rights to (1) Jayhawk
    Investments, L.P. and Jayhawk Institutional Partners,
    L.P. to register a total of 4,882,716 shares of its Common Stock, (2) to The Silikahn Route to register a total of 132,923 shares of its Common Stock, (3)
    Silicon Valley Bank to register a total of 166,667 shares of its Common Stock, (4) Greyrock Business
    Credit to register a total of 333,333 shares of its Common Stock, and (5) to CAM Advanced Technologies,
    Inc. to register approximately 274,000 shares of its Common Stock.

            SyQuest has also committed to issue $600,000 of shares similar in nature to the Preferred Shares and a warrant for the purchase of 600,000 shares of Common
    Stock to Bain & Co., Inc., and to register (a) the
    Common Stock into which such preferred shares will be convertible, and (b) the Common Stock into which such warrant will be exercisable.


            EXHIBIT A

    CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF
    CONVERTIBLE PREFERRED STOCK, SERIES 5 OF
    SYQUEST TECHNOLOGY, INC.












            SyQuest Technology, Inc. (the "Company"), a corporation organized and existing under the General
    Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred on the Board of Directors of the Company by the Certificate of Incorporation, as amended, of the Company, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of thirty thousand (30,000) shares of Convertible Preferred Stock, Series 5, of the Company, as follows:

                    RESOLVED, that the Company is authorized to issue 30,000 shares of Convertible Preferred Stock, Series 5, $.001 par value (the "Series 5 Preferred Shares"), which shall have the following powers, designations, preferences and other special rights:


                    1.      Reserved.

                    2.      Conversion of Series 5 Preferred
    Shares. The holders of the Series 5 Preferred Shares shall have the right, at their option, but subject to the terms of the purchase agreement with the Company governing the terms of such holder's purchase of Series 5 Preferred Shares (the "Purchase Agreement"), to convert the Series 5 Preferred Shares into shares of the common stock of the Company, $.0001 par value, as such stock now exists or may be changed from time to time hereafter ("Common Stock"), on the following terms and conditions:

                            (a)     Conversion Right. Any or all
    of the Series 5 Preferred Shares shall be convertible at any time (except as limited herein, the Purchase
    Agreement or by other applicable law) into whole, fully paid and nonassessable shares of Common Stock, at the conversion price (the "Conversion Price") in effect at the time of conversion determined as hereinafter provided. Each Series 5 Preferred Share shall have a stated value of $1,000 (the "Stated
    Value") for the purpose of such conversion and the number of shares of Common Stock issuable on conversion of each Series 5 Preferred Share shall be determined by dividing the Stated Value thereof by the Conversion Price then in effect.

                            (b)     Conversion Price.  The
    Conversion Price shall be the greater of (1) the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Conversion Notice
    (as that term is hereinafter defined), as reported by the Nasdaq National Market (the "NNM"), or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time, or, if there is then no such principal trading market, the fair market value per share of Common Stock during such period as determined in good faith by the Board of Directors of the Company, and (2) ninety percent of such closing sale price on the day immediately preceding the delivery of the Conversion Notice (as that term is hereinafter defined); provided that the Conversion
    Price shall not be greater than the closing sale price per share of Common Stock as reported by the NNM on the first business day prior to the first day that Series 5 Preferred Shares are issued to the initial holder thereof pursuant to such holder's Purchase
    Agreement. If the value of the Common Stock is so to be determined by the Board of Directors of the Company and the holders of the Series 5 Preferred Shares disagree with said valuation, the value of the Common
    Stock will be determined by binding arbitration in accordance with the Commercial Arbitration Rules then prevailing of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Company and the holders of the Series 5
    Preferred Shares.

                            (c)     Adjustment to Conversion
    Price. In the event that the Company shall declare a dividend or make a distribution on or with respect to the outstanding shares of its Common Stock in shares of its Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares, or combine its outstanding shares of Common Stock into a smaller number of shares, then, in each such event, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be proportionately adjusted, if necessary, as determined in good faith by the Board of Directors of the Company, so that the holder of any Series 5 Preferred Shares surrendered for conversion after such time shall be entitled to receive the aggregate number of shares of Common Stock that the holder would have owned or been entitled to receive had such Series 5 Preferred Shares been converted immediately prior to such record date or effective date and the resulting Common Stock had been subject to such dividend, distribution, subdivision or combination. Such adjustment shall be made successively whenever any event specified above shall occur.











                            (d)     Conversion Notice.  On
    presentation and surrender to the Company (or at any office or agency maintained for the transfer of the Series 5 Preferred Shares) of the certificate(s)
    ("Preferred Stock Certificate(s)") for Series 5
    Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank and written notice of conversion (a "Conversion Notice"), the holder of such Series 5 Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for whole, fully paid and nonassessable shares of Common Stock, which certificates shall be delivered by the fourth trading day after the date of delivery of the Conversion Notice and Preferred Stock
    Certificates for the Series 5 Preferred Shares being converted, and cash for any fractional share of Common
    Stock on the foregoing basis. If the Common Stock can be issued without a restrictive legend pursuant to the Purchase Agreement, on request made by the holders of the Series 5 Preferred Shares in the Conversion
    Notice, the Company will authorize and instruct its transfer agent to issue the Common Stock electronically. The Conversion Notice shall be deemed delivered and received on the business day when it is transmitted by facsimile if so transmitted by 5:00 p.m. California time and if the Company receives the Preferred Stock Certificate(s) either (1) by 10:00 a.m. California time within the following two business days, or (2) on the next business day after it is deposited for next day delivery with a nationally recognized overnight delivery service. The Series 5
    Preferred Shares shall be deemed to have been converted, and the person converting the same to have become the holder of record of Common Stock, for all purposes as of the date of delivery of the Conversion
    Notice.

                            (e)     Reservation of Shares.  The
    Company shall, as soon as practicable hereafter and then for so long as any of the Series 5 Preferred
    Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series 5 Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series 5
    Preferred Shares then outstanding.

                            (f)     Fractional Shares.  The
    Company shall not issue any fraction of a share of Common Stock on any conversion, but shall pay cash therefor at the Conversion Price then in effect multiplied by such fraction.











                            (g)     Taxes.  The Company shall pay
    any and all taxes that may be imposed on it with respect to the issuance and delivery of Common Stock on the conversion of Series 5 Preferred Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Series 5 Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance shall have paid to the Company the amount of any such tax, or shall have established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid.

                            (h)     The 19.9% Limit.  If at the
    time that the Company receives a Conversion Notice, the aggregate number of shares of Common Stock issuable pursuant to such Conversion Notice and all other Conversion Notices received at that time (the "Subject Conversion Notices"), when added to the aggregate number of shares of Common Stock (1) previously issued on conversion of Series 5 Preferred Shares and the exercise of the Warrants to purchase
    Common Stock (the "Warrants") issued by the Company to the holders of the Series 5 Preferred Shares pursuant to the Purchase Agreement on the date of initial issuance of the Series 5 Preferred Shares and (2) issuable on conversion of all remaining outstanding
    Series 5 Preferred Shares (determining such number as if such Series 5 Preferred Shares were converted as of the Conversion Date relating to such Conversion
    Notice) and (3) issuable on exercise of the Warrants (determined based on the Exercise Price then in effect, as defined in the Warrants) would exceed nineteen and nine-tenths percent of the total number of shares of Common Stock outstanding (adjusted to reflect any split, subdivision, combination or consolidation of the Common Stock, whether by reclassification, distribution of a dividend with respect to the outstanding Common Stock payable in shares of Common Stock, or otherwise, or any recapitalization of the Common Stock) on the date of the first issuance of Series 5 Preferred Shares (the
    "19.9% Limit") and such circumstance would require the approval of the holders of the Common Stock pursuant to the listing requirements of the NNM or the rules of the National Association of Securities Dealers, Inc.
    (or such stock exchange or other interdealer quotation system that is then the Principal Market), the number of Series 5 Preferred Shares identified in the Subject Conversion Notices that, if converted into shares of Common Stock, would equal or exceed the 19.9% Limit
    (the "Excess Preferred Shares"), shall not be converted unless and until the stockholder approval referred to in section (2)(i) (the "Stockholder
    Consent") is obtained or is no longer required.  The
    Excess Preferred Shares will be allocated among the holders delivering Subject Conversion Notices on a pro rata basis based on the relative number of Series 5
    Preferred Shares identified in each such Subject
    Conversion Notice on any given date.  Any Excess
    Preferred Shares shall not be converted into shares of Common Stock until the later of the date on which the Stockholder Consent is obtained and the Company receives a subsequent Conversion Notice with respect thereto. If the Company is not otherwise notified by the NNM or the National Association of Securities
    Dealers, Inc. that Stockholder Consent is necessary, the Company will issue Common Stock to the holders of the Series 5 Preferred Shares in excess of the 19.9%
    Limit.

                            (i)     Stockholder Approval.  If
    there are Excess Preferred Shares as described in section (2)(i), the Company shall promptly use its best efforts to obtain the Stockholder Consent, including, without limitation, causing its Board of Directors to call a special meeting of stockholders and recommend such approval.

                    3.      Voting Rights.  Holders of Series 5
    Preferred Shares shall have no voting rights, except as required by law.

                    4.      Liquidation, Dissolution, Winding
    Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series 5 Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of the Common Stock, an amount equal to the Stated Value per Preferred Share; provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series 5 Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series 5 Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Series 5 Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a percentage of the full amount of Preferred Funds payable to all holders of Series 5 Preferred Shares and Pari Passu Shares.
    The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other corporation or orporations, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series 5 Preferred
    Shares shall be entitled to receive any amounts with respect thereto on any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

                    5.      Preferred Rank.  With respect to
    preferences as to payments on the liquidation, dissolution or winding up of the Company, the Series 5 Preferred Shares shall rank (1) senior to the Common Stock, (2) with respect to all other existing capital stock of the Company, senior to such capital stock if permitted by the terms of such capital stock or, if not so permitted, on a parity with such capital stock if permitted by the terms of such capital stock or, if not so permitted, junior to such capital stock, and (3) senior to all series of any class of the Company's capital stock issued after the date of the filing of this Certificate. So long as any of the Series 5 Preferred Shares are outstanding, no Common Stock and no other capital stock of the Company ranking junior to the Series 5 Preferred Shares will be redeemed, purchased or otherwise acquired for any consideration by the Company (except by conversion into or exchange for stock of the Company ranking junior to the Series 5 Preferred Shares) unless in each case the Company offers to redeem the Series 5 Preferred Shares on substantially the same terms (provided that the redemption price shall not be less than $1,000 per Series 5 Preferred Share). Notwithstanding any provision hereof to the contrary, the Company may hereafter authorize additional or other capital stock for issuance to Beijing Legend
    Group Ltd. and its affiliates that is senior, equal or junior to the Series 5 Preferred Shares, in respect of the preferences as to payments on the liquidation, dissolution and winding up of the Company, but the Company may not otherwise hereafter, for so long as any Series 5 Preferred Shares are outstanding, authorize additional or other capital stock that is of senior or equal rank to the Series 5 Preferred Shares, in respect of the preferences as to dividends and distributions and payments on the liquidation, dissolution and winding up of the Company. In the event of the merger or consolidation of the Company with or into another corporation, the Series 5
    Preferred Shares shall maintain their relative powers, designations and preferences provided herein.

                    6.      Lost or Stolen Certificates.  On
    receipt by the Company of evidence satisfactory to it










    of the loss, theft, destruction or mutilation of any Preferred Stock Certificate, and (in the case of loss, theft or destruction) of any indemnification undertaking by the holder to the Company that is reasonably satisfactory to the Company, and on surrender and cancellation of such Preferred Stock
    Certificate, if mutilated, the Company shall execute and deliver a new Preferred Stock Certificate of like tenor and date; provided that the Company shall not be obligated to reissue any lost, stolen or destroyed
    Preferred Stock Certificate if the holder thereof complies with this Section 6 and contemporaneously requests the Company to convert such Series 5
    Preferred Shares into Common Stock.

                    7.      Amendment.  So long as any Series 5
    Preferred Shares are outstanding, the Company shall not, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the total number of Series 5 referred Shares outstanding, voting separately as a class, amend or repeal any provision of, or add any provision to, the Company's Certificate of Incorporation, if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series 5 Preferred Shares.

                    8.      Company's Right to Redeem at Its
    Election. At any time after the issuance of Preferred Shares, the Company shall have the right, in its sole discretion, to redeem (a "Redemption"), from time to time, any or all of the Preferred Shares. If the Company elects to redeem some, but not all, of the Preferred Shares then outstanding, the Company shall redeem a pro-rata amount (based on the number of Preferred Shares then held by holders of the Preferred Shares) from each holder of the Preferred Shares.

                            (a)     Redemption Price.  The
    "Redemption Price" shall be an amount per Preferred
    Share equal to one-hundred twenty percent (120%) of the Stated Value.

                            (b)     Mechanics of Redemption.  The
    Company shall effect each Redemption by delivering written notice ("Notice of Redemption") to each holder of the Preferred Shares at the address and facsimile number of such holder appearing in the Company's
    Preferred Share register. Such Notice of Redemption shall be deemed to have been delivered and received
    (i) on the day it is sent if delivered by facsimile so as to be received prior to 5:00 p.m. local time at the holder of Preferrred Shares' facsimile number as listed in the Purchase Agreement, or one (1) business day later if it is delivered so as to be received after 5:00 p.m. local time at the holder of Preferred
    Shares' facsimile number as listed in the Purchase
    Agreement, (ii) one (1) business day, if delivery is within the United States, after the Company's sending
    (by overnight courier) of such Notice of Redemption, or (iii) two (2) business days, if delivery is outside the United States, after the Company's sending (by two
    (2) day courier) of such Notice of Redemption.  Such
    Notice of Redemption shall indicate (y) the number of Preferred Shares that have been selected for redemption, and (z) the date that such redemption is to become effective. Once the Notice of Redemption is deemed to have been delivered and received, the Preferred Shares designated for a Redemption may be converted into shares of Common Stock if a Conversion
    Notice is delivered in accordance with Section 2(d) hereof within five business days of the date the Notice of Redemption is deemed delivered and received.
    After such five day period, any Preferred Shares designated for Redemption not so converted shall no longer be convertible into Common Stock, and such Preferred Shares shall be delivered to the Company by the seventh business day after the Notice of Redemption is deemed delivered and received.

                            (c)     Payment of Redemption Price.
    Each holder submitting Preferred Shares being redeemed under this Section (8) shall deliver such holder's
    Preferred Stock Certificates so redeemed to the Company, and the Company shall pay the applicable
    Redemption Price to that holder within five (5) business days after such holder's Preferred Stock
    Certificates (or an indemnification undertaking satisfactory to the Company with respect to such shares in the case of their loss, theft or destruction) are delivered to the Company.

            IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Bob L. Corey, its Chief
    Financial Officer, as of September 3, 1997.


    SYQUEST TECHNOLOGY, INC.



    By:
    Title: Chief Financial Officer


                    EXHIBIT B


            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED










    UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
    APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE
    BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED
    FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE
    OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN
    OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE
    REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION
    IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE
    SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144
    UNDER SAID ACT.


    Warrant No.

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that ____________________ ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on May 1, 2004 (the "Termination Date") to purchase shares of common stock, par value $.0001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer"). This Warrant entitles the holder to purchase from the Issuer up to _____________ Warrant Shares (as defined below), subject to adjustment, at a per share Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued on September 3, 1997
    (the "Closing Date"), pursuant to the Securities
    Purchase Agreement dated September 3, 1997 (the
    "Purchase Agreement"), between the Issuer and Holder, and is subject to the terms and conditions thereof.
    Unless otherwise defined herein, capitalized terms used herein have the meanings respectively ascribed to them in the Purchase Agreement. A copy of the Purchase Agreement may be obtained by the registered holder hereof upon written request to the Issuer.

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed $3.0469.  If the value of the Common
    Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration
    Association, and such arbitration shall proceed in San
    Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant. The Exercise Price multiplied by the Exercise Amount (as defined below) at any Exercise
    Date (as defined below) is referred to as a "Warrant
    Purchase Price".

            The number of Warrant Shares for which this Warrant may be exercised will increase by 6.67% for each month (prorated daily for partial months) that either of the following conditions is not satisfied:
    (i) the Registration Statement (as defined in the Purchase Agreement) shall be effective not later than 90 days after the Closing Date (provided that such condition need not be satisfied until 120 days after the Closing Date if the Securities and Exchange
    Commission reviews the Registration Statement), and
    (ii) on the day after the Issuer's 1997 Special
    Meeting of stockholders, but in any event not later than 90 days after the Closing Date (provided that such condition need not be satisfied until 120 days after the Closing Date if the Securities and Exchange
    Commission reviews the proxy filing) the Issuer shall have the number of duly authorized shares of Common
    Stock reserved for issuance to Holder equal to the total number then issuable upon full exercise of this Warrant and full conversion of the Preferred Shares
    (as defined in the Securities Purchase Agreement) or Issuer is otherwise able to deliver shares of Common
    Stock upon such exercise or conversion.

            This Warrant shall have the following additional terms:

    1. This Warrant is not exercisable until the lapse of a period ending on the 65th day (the "Notice
    Period") after the holder delivers a notice (a "65 Day
    Notice") to the Issuer designating an aggregate number of Warrant Shares (the "Exercisable Number"). A 65
    Day Notice may be given at any time after the Closing










    Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining Warrant
    Shares upon delivery of one or more 65 Day Notices increasing the Exercisable Number after a further
    Notice Period. From time to time following the Notice
    Period, this Warrant may be exercised on any Business
    Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercisable Number. To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant Shares in respect of which this Warrant is then exercised
    (the "Exercise Amount") and tender the applicable
    Warrant Purchase Price. This Warrant shall be exercisable only in the minimum amount of 10,000
    Warrant Shares and integral multiples of 10,000
    Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business
    Day" means any day on which banks in the State of California are open for business.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise
    Notice a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise
    Date. If the certificate or certificates for the number of the Warrant Shares can be issued without a restrictive legend pursuant to the Purchase Agreement, on request made by the holders of the Warrant in the Exercise Notice, the Company will authorize and instruct its transfer agent to issue the such certificate or certificates electronically.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant
    Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock
    (on the NNM or the Principal Market, as the case may be) on the day immediately preceding the Exercise
    Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional
    Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration
    Association, and such arbitration shall proceed in San
    Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. Only after Issuer has amended its Certificate of Incorporation to increase the number of shares of its authorized Common Stock to 240,000,000, and for so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
    Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common Stock then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder after Issuer has amended its Certificate of Incorporation to increase the number of shares of its authorized Common Stock to 240,000,000, not less than __________ shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of










    Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common
    Stock.

    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with the Purchase
    Agreement and this Warrant.

    7. By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of the Purchase Agreement and this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, or an Exercise Notice subject to such holder's portion of this Warrant.

    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant
    Shares upon the exercise of this Warrant by the registered holder hereof; provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.











    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the lost, stolen or destroyed
    Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    10. In case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock, or in case of any consolidation or merger of the Issuer with or into another corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Issuer shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common
    Stock that could have been purchased upon exercise of the Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation or merger. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common
    Stock and to successive consolidations or mergers. If the consideration received by the holders of Common
    Stock is other than cash, the value shall be as determined by the Board of Directors of the Company acting in good faith.

    11. If and whenever the Issuer shall effect a stock dividend, a stock split, a stock combination, or a reverse stock split of the Common Stock, the number of Warrant Shares purchasable hereunder and the Exercise
    Price shall be proportionately adjusted in the manner determined by the Issuer's Board of Directors acting in good faith. The number of shares, as so adjusted, shall be rounded down to the nearest whole number and the Exercise Price shall be rounded to the nearest cent.

    //

            This Warrant shall not be valid unless signed by the Issuer.



            IN WITNESS WHEREOF, SyQuest Technology, Inc. has caused this Warrant to be signed by its duly authorized officer.

    Dated:  September 3, 1997

                                                    SYQUEST
    TECHNOLOGY, INC.




                                            By:

                                            _______________________
                                            Name:
                                            Title:


            FORM OF EXERCISE NOTICE

            (To Be Executed Upon Exercise of the Warrant)

                                                            [DATE]

    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538
    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in the Warrant) and herewith tenders $_____________ by certified or official bank check to the order of SyQuest Technology, Inc. as payment for such Warrant Shares in accordance with the terms of the Warrant and the Purchase Agreement (as defined in the Warrant).

                    In accordance with the attached Warrant,










    the undersigned requests that certificates for such Warrant Shares be registered in the name of and delivered to the undersigned at the following address:

            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached
    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant
    Shares to be delivered in connection with this exercise.]

                                                    NAME OF REGISTERED
    HOLDER
                                                    [ADDRESS]

                    By:     _____________________________
                            Name:
                            Title:



    EXHIBIT C

    VIA FACSIMILE


                    Re:     Stock Purchase Agreement (the
    "Agreement") dated _______________, 1997, and related documents

    Ladies and Gentlemen:

                    Attached please find ___ copies of the
    certificate representing the Preferred Shares, (ii) the Warrant Certificate, (ii) the Securities Purchase
    Agreement, and (iv) the Officers' Certificate. We have the executed originals of the foregoing documents. Upon our confirmation of the payment by the _____ to SyQuest of the $____________ purchase price on the Closing Date, we will send the executed originals by overnight courier to the following address:


                    Capitalized terms not otherwise defined in this letter shall have the meanings ascribed in such terms in the Agreement.











    Very truly yours,

    SyQuest Technology, Inc.



    By
    Name:           Thomas C. Tokos
    Title:  Vice President, General Counsel
                    and Secretary



                    EXHIBIT D

    SYQUEST TECHNOLOGY, INC.
    NOTICE OF CONVERSION

    Reference is made to the Certificate of Designations, Preferences and Rights of Convertible Preferred Stock,
    Series 5 of SyQuest Technology, Inc. (the
    "Designation"). In accordance with and pursuant to the Designation, the undersigned hereby elects to convert the number of shares of Convertible Preferred
    Stock, Series 5, par value $.001 (the "Preferred
    Stock"), of SyQuest Technology, Inc., a Delaware corporation (the "Company"), indicated below into shares of Common Stock, par value $.0001 (the "Common
    Stock"), of the Company by tendering the stock certificate(s) representing the share(s) of the Preferred Stock specified below as of the date specified below:

            Date of Conversion



            Number of shares of the
            Preferred Stock to be
            converted:




            Stock certificates no(s). of
            the Preferred Stock to be
            converted:




    Please confirm the following
    information:

            Conversion Price:















            Number of shares of Common
            Stock to be issued:




    Please issue the Common Stock into
    which the shares of Preferred Stock
    are being converted in the following
    name and to the following address:



            Issue to:






            Name of converting holder:



            Duly executed:
            By


            Name & Title:



            Dated:

    Exhibit 99.1:

    Contact:        Ray Aldrich
                    Miller Shandwick Technologies
                    (310)203-0550


    FOR IMMEDIATE RELEASE


    SYQUEST ADDS $20 MILLION IN LATEST INVESTMENT ROUND

            FREMONT, Calif., September 11, 1997 -- SyQuestr
    Technology, Inc. (NASDAQ:SYQT), the inventor of the high-performance cartridge category, today announced the completion of a $20 million private placement of securities. Under the terms of the private placement, the investors purchased shares of SyQuest convertible preferred stock, Series 5, at $1,000 per share, for a stated value of $20 million. The shares are convertible into common stock at a price based on the 5-day average NASDAQ closing price prior to the conversion, subject to a designated maximum exercise price. No dividends are payable on the preferred stock.
            The investors also will receive seven-year warrants to purchase 14 million shares of SyQuest common stock, exercisable at a price equal to 130 percent of the five-day average NASDAQ closing price prior to exercise, subject to a designated maximum exercise price. Details of the private placement will be disclosed in a Form 8K filed with the SEC.
            "The completion of this round of financing brings the company's total financing in the last 15 months to in excess of $145 million," said Edward
    Marinaro, SyQuest chairman. "This placement will be used for general corporate purposes, including the financing of our aggressive marketing efforts in the U.S. and abroad."

    About SyQuest
            Based in Fremont, Calif., SyQuest Technology,
    Inc. invented the high performance cartridge category.
    Since its inception in 1982, the company has shipped more than 16 million cartridges which people use to hold their ideas and creations. SyQuest (SYQT) is publicly traded on the NASDAQ's National Market
    System. SyQuest is located at 47071 Bayside Parkway,
    Fremont, Calif. 94538-6517. Phone: (510) 226-4000.
    URL: http://www.syquest.com/.

    This news release contains forward-looking statements that involve risks and uncertainties, including competition in the marketplace for the company's products, and other risks detailed from time to time in the SEC reports filed by SyQuest including its most recent reports on Forms 8K, 10K and 10Q.

    # # #
    SyQuest and the SyQuest logo are registered trademarks and SyJet is a trademark of SyQuest Technology, Inc. All other brands or trade names are the property of their respective companies.